Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

Declaration Page for Use With

Mortgage Guaranty Master Policy

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured’s Name and Mailing Address:	Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3311
Structured Asset Investment Loan Trust Mortgage
Pass-through Certificates Series 2003-BC6
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	July 1, 2003
Chicago, Illinois 60603

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-70192 (8/01)

#71-70201 (10/01)

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative
Steven M. Thompson, Vice President

Form #71-70035 (10/96)

________________________________________________

Table of Contents

Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.19

Physical Damage

1.20

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan.  An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired.  Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.  Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan.  The Loan will be considered to remain in Default until filing of a Claim so long as such payment has not been made or such basis for  Appropriate Proceedings remains.  For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law.  Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities.  Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3.  A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified.  The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy.  References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate—  In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application.  Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information.  The Company shall be entitled to fully rely on such alternative Application as submitted.  Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination.  If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan.  Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured —  The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.  The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation—  Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations—  Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due.  The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium.  Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan.  Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.  Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds.  The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate.  The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment.  Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.  If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium.  If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company.  The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium.  Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate—  The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation.  Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request.  However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request.  Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy— Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy.  However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan—  The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan.  If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy.  The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself.  Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full—  If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications—  Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions—  The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained.  The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions—  If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing.  The Company will not unreasonably withhold approval of an assumption.  It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing—  If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company.  The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner—  If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy.   The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof.  In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner.  If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits—  The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment—  Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").  This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards.  This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date—  Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction—  Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence—  (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)  Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer— Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) — Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.  In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company.  The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions- Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable.  A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment—  Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status—  Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms—  Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default - The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports—  Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default.  These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim—  If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company.  The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b).  Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim.  Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed.  If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan.  If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance—  The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained.  Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings—  The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken.  Such instructions may be general or applicable only to specific Loans.  The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default.  When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected.  Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages—  The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property.  The Company must administer this Policy in good faith.

5.7

Advances— The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements— The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company:  a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required—  The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period.  The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled.  The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured.  The Company shall then promptly either approve or not approve such offer.  If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below.  The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated.  The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property.  If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below.  If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.  The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property.  The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds.  For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer.  Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company - The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company.  The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim—  If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance—  If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim - The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property.  If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3.  If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but  which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv)

The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option.  Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option.  Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option.  Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable.  The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.  In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim.  The sixty-day period will be suspended until the Company receives such additional documents and information.  The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property.  If the Company does not notify the Insured by that date, its right to such access will be deemed waived.  If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it.  If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period— If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim.  If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation— Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property.  Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500.  If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale.  If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2.  The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation—  Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property.  The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights.  The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner—  A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance—  If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period).  In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.  Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy.  Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business.  Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan.  No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower—  The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release.  If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment.  Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company.  Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency—  Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company.  Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns—  This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law—  All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located.  Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice—  All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202.  The Company may change this address by giving written notice to the Insured.  Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof.  Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received.  The Company and the Insured may mutually agree that notices will be sent to any additional Person.  Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations—  The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media—  The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them.  In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche.  Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation

MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Endorsement to Mortgage Guaranty Master Policy

Policy Issued to:	Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3311
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC6
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	July 1, 2003
Chicago, Illinois 60603

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.

Primary Policy

A.

The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means, as applicable to Loans with an Original LTV as follows, the indicated percentage, or such other percentage as set forth on the applicable Certificate:

Original LTV	Per Loan Loss Percentage
As shown on the Commitment Certificate

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

4.11

Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C.

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan in at least the following percent, as applicable to the indicated Original LTV, or for some or all of the Loans such other coverage percent as set forth on the applicable Certificate:

Minimum Primary Policy Coverage
Original LTV	Percentage
As shown on the Commitment Certificate

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety (90) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G.

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section  4.12 of this Policy not to have applied.

H.

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I.

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan under this Policy may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than 55% of the Value of the Property or if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

Master Reporting Program Endorsement

(With Limited Incontestability)

For Illinois Bulk Transactions

Policy Issued To:	Attached to and Forming Part of Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3311
Structured Asset Investment Loan Trust Mortgage
Pass-through Certificates Series 2003-BC6
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	July 1, 2003
Chicago, Illinois 60603

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage - This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation - If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

C.

Notwithstanding any other provision of the Policy, including any endorsement to the Policy, Section 2.4 of the Policy is deleted in its entirely and replaced with the following:

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

E.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

F.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans - Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

G.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency - Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201	MGIC

______________________________

Certificate

(Covering Multiple Loans)

______________________________

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached schedule, subject to the terms and conditions of the Master Policy identified below, and in reliance on the Insured's Application or Transmittal for insurance.

              Insured's Information

       Coverage Information

Insured Name and Mailing Address:

Certificate Issuance Date:  July 30, 2003

LaSalle Bank National Association as Trustee for the

Structured Asset Investment Loan Trust Mortgage

Certificate Effective Date:  July 1, 2003

Pass-Through Certificates Series 2003-BC6

135 South LaSalle Street

Number of Loans Insured:  1,663

Suite 1625

Chicago, Illinois  60603

Aggregate Insured Amount of Loans:

$262,896,034.50

Coverage Amount on Each loan: See

attached schedule

           Master Policy Information

Master Policy Number:        12-670-4-3311

Applicable Endorsements:  #71-70192 (6/01)

                                            #71-70201 (10/01)

       Premium Information

Premium Rate:  See attached schedule

Premium Type:  Monthly

Premium Refundability:    Non-refundable

Renewal Option:    Declining

Premium Source:   Non-Borrower Paid

Notes

•

The attached schedule contains a summary of coverage and premium information on a loan-by-loan basis and the schedule is incorporated herein and constitutes a part of this Certificate.

•

For Loans secured by properties located in Kentucky or West Virginia, the premium rates identified on the attached schedule do not include any applicable state and local premium taxes which may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•

Pursuant to Section 2.07(a) of the Master Policy, this Certificate becomes effective without the Insured's execution or return of same.

•

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

•

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached schedule has been closed; 2) Loan information set forth on the attached schedule or any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application or Transmittal for this insurance.

.

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

Total	1663	$262,896,034.50

1	106834286	$ 142,910.43	90	34	ARM	191 BPS	to be assigned
2	106834658	$ 171,939.06	90	34	ARM	191 BPS	to be assigned
3	106834781	$ 124,779.73	90	34	ARM	191 BPS	to be assigned
4	106836166	$ 242,131.36	81	27	ARM	191 BPS	to be assigned
5	106997323	$ 132,372.15	90	34	fixed	131 BPS	to be assigned
6	107056863	$ 156,197.26	85	30	fixed	131 BPS	to be assigned
7	107056996	$ 243,741.72	95	37	fixed	131 BPS	to be assigned
8	107057606	$ 274,624.75	90	34	ARM	191 BPS	to be assigned
9	107057671	$ 221,291.36	84	29	fixed	131 BPS	to be assigned
10	107057721	$ 321,917.57	90	34	ARM	191 BPS	to be assigned
11	107057754	$ 73,445.62	90	34	ARM	191 BPS	to be assigned
12	107057911	$ 169,853.27	90	34	ARM	191 BPS	to be assigned
13	107058240	$ 162,999.06	85	30	ARM	191 BPS	to be assigned
14	107058869	$ 226,668.26	85	30	ARM	191 BPS	to be assigned
15	107059107	$ 181,452.03	82	27	ARM	191 BPS	to be assigned
16	107059271	$ 180,744.52	85	30	ARM	191 BPS	to be assigned
17	107059313	$ 295,781.74	85	30	fixed	131 BPS	to be assigned
18	107059453	$ 203,125.36	95	37	ARM	191 BPS	to be assigned
19	107059941	$ 134,393.11	90	34	ARM	191 BPS	to be assigned
20	107060188	$ 245,675.73	90	34	ARM	191 BPS	to be assigned
21	107060261	$ 156,215.94	87	32	ARM	191 BPS	to be assigned
22	107060790	$ 205,005.31	90	34	ARM	191 BPS	to be assigned
23	107061129	$ 232,579.85	84	29	ARM	191 BPS	to be assigned
24	107061178	$ 117,879.48	95	37	ARM	191 BPS	to be assigned
25	107061228	$ 293,892.67	90	34	fixed	131 BPS	to be assigned
26	107061236	$ 376,118.14	90	34	ARM	191 BPS	to be assigned
27	107061467	$ 214,460.81	90	34	fixed	131 BPS	to be assigned
28	107061574	$ 148,095.76	88	32	fixed	131 BPS	to be assigned
29	107061657	$ 247,992.91	90	34	fixed	131 BPS	to be assigned
30	107061699	$ 161,959.10	90	34	ARM	191 BPS	to be assigned
31	107061905	$ 215,615.00	85	30	ARM	191 BPS	to be assigned
32	107062143	$ 241,276.72	90	34	ARM	191 BPS	to be assigned
33	107062184	$ 363,044.13	85	30	ARM	191 BPS	to be assigned
34	107062689	$ 217,142.10	95	37	ARM	191 BPS	to be assigned
35	107062705	$ 313,835.78	95	37	fixed	131 BPS	to be assigned
36	107062945	$ 178,110.64	90	33	fixed	131 BPS	to be assigned
37	107063752	$ 62,302.07	90	34	ARM	191 BPS	to be assigned
38	107064149	$ 200,519.21	85	30	fixed	131 BPS	to be assigned
39	107064206	$ 354,903.91	90	34	fixed	131 BPS	to be assigned
40	107064271	$ 198,457.43	100	40	fixed	131 BPS	to be assigned
41	107064339	$ 232,413.29	85	30	fixed	131 BPS	to be assigned
42	107064354	$ 246,267.83	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

43	107064362	$ 236,239.96	85	30	ARM	191 BPS	to be assigned
44	107064412	$ 114,404.72	90	34	fixed	131 BPS	to be assigned
45	107064842	$ 199,071.30	90	34	fixed	131 BPS	to be assigned
46	107064966	$ 117,092.48	90	34	ARM	191 BPS	to be assigned
47	107065203	$ 94,968.61	85	30	ARM	191 BPS	to be assigned
48	107065229	$ 377,397.44	95	37	fixed	131 BPS	to be assigned
49	107065286	$ 319,716.61	89	33	ARM	191 BPS	to be assigned
50	107904815	$ 342,449.83	85	30	ARM	191 BPS	to be assigned
51	107906844	$ 234,478.39	85	30	ARM	191 BPS	to be assigned
52	107906919	$ 308,725.65	85	30	ARM	191 BPS	to be assigned
53	107907040	$ 395,361.62	85	30	ARM	191 BPS	to be assigned
54	108363292	$ 132,069.96	90	34	ARM	191 BPS	to be assigned
55	108364944	$ 189,720.99	85	30	fixed	131 BPS	to be assigned
56	108365297	$ 274,441.60	89	33	fixed	131 BPS	to be assigned
57	108424300	$ 149,819.98	85	30	ARM	191 BPS	to be assigned
58	108424763	$ 308,384.73	85	30	ARM	191 BPS	to be assigned
59	108424813	$ 312,861.21	85	30	ARM	191 BPS	to be assigned
60	108425844	$ 333,139.75	85	30	ARM	191 BPS	to be assigned
61	108426396	$ 304,469.88	90	34	ARM	191 BPS	to be assigned
62	108426651	$ 76,298.80	90	34	ARM	191 BPS	to be assigned
63	108667890	$ 262,606.87	85	30	ARM	191 BPS	to be assigned
64	108667908	$ 249,879.12	85	30	ARM	191 BPS	to be assigned
65	108667924	$ 98,715.51	90	34	ARM	191 BPS	to be assigned
66	108667973	$ 61,084.48	90	34	ARM	191 BPS	to be assigned
67	108667981	$ 347,301.35	85	30	ARM	191 BPS	to be assigned
68	108667999	$ 58,094.55	85	30	ARM	191 BPS	to be assigned
69	108668005	$ 139,965.21	85	30	ARM	191 BPS	to be assigned
70	108668088	$ 202,886.91	90	34	ARM	191 BPS	to be assigned
71	108668096	$ 314,028.87	90	34	ARM	191 BPS	to be assigned
72	108668112	$ 70,080.43	90	34	ARM	191 BPS	to be assigned
73	108668153	$ 312,858.83	85	30	ARM	191 BPS	to be assigned
74	108668211	$ 76,308.77	90	34	ARM	191 BPS	to be assigned
75	108668245	$ 71,804.42	90	34	ARM	191 BPS	to be assigned
76	108668278	$ 112,105.77	80	26	ARM	191 BPS	to be assigned
77	108668294	$ 245,601.37	85	30	ARM	191 BPS	to be assigned
78	108668336	$ 289,680.48	85	30	ARM	191 BPS	to be assigned
79	108668344	$ 60,974.71	85	30	ARM	191 BPS	to be assigned
80	108668369	$ 387,911.24	85	30	ARM	191 BPS	to be assigned
81	108668393	$ 58,271.08	90	34	ARM	191 BPS	to be assigned
82	108668427	$ 104,702.14	85	30	ARM	191 BPS	to be assigned
83	108668435	$ 44,081.36	85	30	ARM	191 BPS	to be assigned
84	108668443	$ 79,356.67	84	29	ARM	191 BPS	to be assigned
85	108668450	$ 182,827.31	95	37	ARM	191 BPS	to be assigned
86	108668476	$ 177,926.71	85	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

87	108668484	$ 120,214.75	85	30	ARM	191 BPS	to be assigned
88	108668518	$ 177,740.74	85	30	fixed	131 BPS	to be assigned
89	108668534	$ 44,912.43	90	34	ARM	191 BPS	to be assigned
90	108668542	$ 224,607.10	90	34	fixed	131 BPS	to be assigned
91	108668575	$ 69,235.49	95	37	ARM	191 BPS	to be assigned
92	108668583	$ 98,247.48	85	30	ARM	191 BPS	to be assigned
93	108668591	$ 94,288.29	90	34	ARM	191 BPS	to be assigned
94	108668625	$ 199,137.71	90	34	ARM	191 BPS	to be assigned
95	108668633	$ 114,650.64	95	37	ARM	191 BPS	to be assigned
96	108668641	$ 48,307.36	83	28	ARM	191 BPS	to be assigned
97	108668666	$ 307,167.06	85	30	ARM	191 BPS	to be assigned
98	108668682	$ 94,206.69	90	34	fixed	131 BPS	to be assigned
99	108668690	$ 134,676.07	84	29	ARM	191 BPS	to be assigned
100	108668757	$ 75,407.04	85	30	ARM	191 BPS	to be assigned
101	108668807	$ 164,587.84	85	30	ARM	191 BPS	to be assigned
102	108668815	$ 210,909.18	90	34	ARM	191 BPS	to be assigned
103	108668849	$ 137,063.74	95	37	ARM	191 BPS	to be assigned
104	108668872	$ 147,060.50	100	40	ARM	191 BPS	to be assigned
105	108668880	$ 157,055.48	90	34	ARM	191 BPS	to be assigned
106	108668906	$ 203,343.25	85	30	ARM	191 BPS	to be assigned
107	108668922	$ 103,200.44	90	34	ARM	191 BPS	to be assigned
108	108668930	$ 42,258.39	90	34	ARM	191 BPS	to be assigned
109	108668971	$ 112,847.26	85	30	ARM	191 BPS	to be assigned
110	108668997	$ 105,178.89	85	30	ARM	191 BPS	to be assigned
111	108669003	$ 206,279.43	90	34	ARM	191 BPS	to be assigned
112	108669029	$ 49,141.23	90	34	ARM	191 BPS	to be assigned
113	108669037	$ 302,494.47	85	30	ARM	191 BPS	to be assigned
114	108669144	$ 72,117.76	85	30	ARM	191 BPS	to be assigned
115	108669318	$ 124,681.81	90	34	ARM	191 BPS	to be assigned
116	108669326	$ 207,625.95	85	30	ARM	191 BPS	to be assigned
117	108669334	$ 54,300.42	85	30	ARM	191 BPS	to be assigned
118	108669342	$ 254,043.11	85	30	ARM	191 BPS	to be assigned
119	108669367	$ 288,878.43	90	34	ARM	191 BPS	to be assigned
120	108669375	$ 313,529.10	85	30	ARM	191 BPS	to be assigned
121	108669383	$ 76,316.44	85	30	ARM	191 BPS	to be assigned
122	108669425	$ 67,800.22	85	30	ARM	191 BPS	to be assigned
123	108669433	$ 89,902.11	85	30	ARM	191 BPS	to be assigned
124	108669466	$ 330,201.30	85	30	ARM	191 BPS	to be assigned
125	108669474	$ 135,549.28	85	30	ARM	191 BPS	to be assigned
126	108669490	$ 326,880.53	90	34	ARM	191 BPS	to be assigned
127	108669508	$ 158,471.99	85	30	ARM	191 BPS	to be assigned
128	108669516	$ 308,162.49	90	34	ARM	191 BPS	to be assigned
129	108669524	$ 254,105.71	85	30	ARM	191 BPS	to be assigned
130	108669532	$ 197,391.77	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

131	108669540	$ 227,275.12	85	30	ARM	191 BPS	to be assigned
132	108669581	$ 320,101.27	90	34	ARM	191 BPS	to be assigned
133	108669623	$ 212,608.99	85	30	ARM	191 BPS	to be assigned
134	108669649	$ 65,328.96	85	30	ARM	191 BPS	to be assigned
135	108669664	$ 112,171.61	90	34	fixed	131 BPS	to be assigned
136	108669706	$ 71,866.86	90	34	ARM	191 BPS	to be assigned
137	108669748	$ 273,590.26	90	34	ARM	191 BPS	to be assigned
138	108669755	$ 148,168.43	85	30	ARM	191 BPS	to be assigned
139	108669763	$ 98,216.81	100	40	ARM	191 BPS	to be assigned
140	108669771	$ 304,977.88	90	34	ARM	191 BPS	to be assigned
141	108669789	$ 228,936.74	85	30	ARM	191 BPS	to be assigned
142	108669797	$ 68,839.44	92	35	ARM	191 BPS	to be assigned
143	108669813	$ 171,279.46	85	30	ARM	191 BPS	to be assigned
144	108669862	$ 164,697.99	89	33	ARM	191 BPS	to be assigned
145	108669904	$ 148,257.03	85	30	ARM	191 BPS	to be assigned
146	108669912	$ 61,087.97	90	34	ARM	191 BPS	to be assigned
147	108669920	$ 46,085.49	90	34	ARM	191 BPS	to be assigned
148	108669946	$ 381,207.32	85	30	ARM	191 BPS	to be assigned
149	108669961	$ 128,196.01	85	30	ARM	191 BPS	to be assigned
150	108669995	$ 47,617.89	90	34	ARM	191 BPS	to be assigned
151	108670001	$ 173,595.22	85	30	fixed	131 BPS	to be assigned
152	108670027	$ 152,705.29	90	34	ARM	191 BPS	to be assigned
153	108670043	$ 300,585.01	89	33	ARM	191 BPS	to be assigned
154	108670068	$ 120,360.51	95	37	ARM	191 BPS	to be assigned
155	108670167	$ 77,146.76	90	34	ARM	191 BPS	to be assigned
156	108670183	$ 212,630.36	85	30	ARM	191 BPS	to be assigned
157	108670217	$ 54,310.17	85	30	ARM	191 BPS	to be assigned
158	108670258	$ 84,739.41	85	30	ARM	191 BPS	to be assigned
159	108670290	$ 272,742.23	85	30	ARM	191 BPS	to be assigned
160	108670332	$ 101,826.26	85	30	ARM	191 BPS	to be assigned
161	108670373	$ 132,241.67	90	34	fixed	131 BPS	to be assigned
162	108670399	$ 208,586.83	85	30	fixed	131 BPS	to be assigned
163	108670407	$ 203,774.76	95	37	ARM	191 BPS	to be assigned
164	108670472	$ 230,435.29	85	30	ARM	191 BPS	to be assigned
165	108670506	$ 71,937.90	90	34	ARM	191 BPS	to be assigned
166	108670514	$ 220,369.97	85	30	ARM	191 BPS	to be assigned
167	108670548	$ 341,779.62	95	37	ARM	191 BPS	to be assigned
168	108670555	$ 159,167.34	95	37	ARM	191 BPS	to be assigned
169	108670605	$ 121,859.53	95	37	ARM	191 BPS	to be assigned
170	108670621	$ 178,610.79	89	33	ARM	191 BPS	to be assigned
171	108670647	$ 46,684.19	90	34	ARM	191 BPS	to be assigned
172	108670662	$ 364,415.58	85	30	ARM	191 BPS	to be assigned
173	108670670	$ 83,528.73	90	34	ARM	191 BPS	to be assigned
174	108670696	$ 128,023.50	95	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

175	108670704	$ 83,948.91	85	30	ARM	191 BPS	to be assigned
176	108670720	$ 215,806.33	85	30	ARM	191 BPS	to be assigned
177	108670761	$ 145,872.43	85	30	ARM	191 BPS	to be assigned
178	108670829	$ 224,598.58	95	37	ARM	191 BPS	to be assigned
179	108670845	$ 92,453.39	90	34	fixed	131 BPS	to be assigned
180	108670886	$ 148,183.51	90	34	ARM	191 BPS	to be assigned
181	108670894	$ 161,908.98	85	30	ARM	191 BPS	to be assigned
182	108670985	$ 103,310.55	90	34	ARM	191 BPS	to be assigned
183	108670993	$ 149,660.55	82	28	ARM	191 BPS	to be assigned
184	108671025	$ 89,828.03	90	34	ARM	191 BPS	to be assigned
185	108671041	$ 249,658.33	85	30	ARM	191 BPS	to be assigned
186	108671058	$ 238,664.16	95	37	ARM	191 BPS	to be assigned
187	108671132	$ 254,113.22	85	30	ARM	191 BPS	to be assigned
188	108671173	$ 245,884.26	85	30	ARM	191 BPS	to be assigned
189	108671181	$ 151,871.50	85	30	ARM	191 BPS	to be assigned
190	108671199	$ 189,395.50	90	34	ARM	191 BPS	to be assigned
191	108671207	$ 126,936.86	85	30	ARM	191 BPS	to be assigned
192	108671215	$ 40,428.11	90	34	ARM	191 BPS	to be assigned
193	108671249	$ 64,394.56	85	30	ARM	191 BPS	to be assigned
194	108671256	$ 52,092.04	90	34	ARM	191 BPS	to be assigned
195	108671272	$ 249,486.91	85	30	ARM	191 BPS	to be assigned
196	108671298	$ 136,644.42	95	37	ARM	191 BPS	to be assigned
197	108671306	$ 325,899.18	85	30	ARM	191 BPS	to be assigned
198	108671348	$ 151,195.57	90	34	ARM	191 BPS	to be assigned
199	108671355	$ 367,224.30	90	34	ARM	191 BPS	to be assigned
200	108671363	$ 315,530.07	85	30	ARM	191 BPS	to be assigned
201	108671389	$ 108,598.47	100	40	ARM	191 BPS	to be assigned
202	108671413	$ 165,921.72	90	34	ARM	191 BPS	to be assigned
203	108671439	$ 213,924.23	94	37	fixed	131 BPS	to be assigned
204	108671447	$ 297,499.49	85	30	ARM	191 BPS	to be assigned
205	108671454	$ 304,718.64	90	34	ARM	191 BPS	to be assigned
206	108671538	$ 192,920.14	90	34	ARM	191 BPS	to be assigned
207	108671561	$ 156,968.75	90	34	ARM	191 BPS	to be assigned
208	108671629	$ 137,463.98	95	37	ARM	191 BPS	to be assigned
209	108671645	$ 228,207.71	89	33	ARM	191 BPS	to be assigned
210	108671686	$ 66,476.85	90	34	ARM	191 BPS	to be assigned
211	108671710	$ 76,286.22	90	34	ARM	191 BPS	to be assigned
212	108671793	$ 103,089.81	85	30	ARM	191 BPS	to be assigned
213	108671819	$ 245,676.63	85	30	ARM	191 BPS	to be assigned
214	108671850	$ 128,364.90	90	34	ARM	191 BPS	to be assigned
215	108671900	$ 254,235.88	85	30	ARM	191 BPS	to be assigned
216	108671918	$ 110,279.97	85	30	fixed	131 BPS	to be assigned
217	108671942	$ 46,672.86	90	34	ARM	191 BPS	to be assigned
218	108671959	$ 350,716.23	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

219	108671967	$ 322,550.70	85	30	ARM	191 BPS	to be assigned
220	108672007	$ 60,014.39	90	34	ARM	191 BPS	to be assigned
221	108672015	$ 205,287.36	85	30	ARM	191 BPS	to be assigned
222	108672098	$ 62,865.75	90	34	ARM	191 BPS	to be assigned
223	108672114	$ 95,639.27	84	29	ARM	191 BPS	to be assigned
224	108672122	$ 181,487.16	90	34	ARM	191 BPS	to be assigned
225	108672130	$ 181,487.16	90	34	ARM	191 BPS	to be assigned
226	108672148	$ 317,695.69	85	30	ARM	191 BPS	to be assigned
227	108672163	$ 87,048.71	90	34	ARM	191 BPS	to be assigned
228	108672197	$ 244,968.20	85	30	ARM	191 BPS	to be assigned
229	108672205	$ 80,757.26	90	34	ARM	191 BPS	to be assigned
230	108672262	$ 83,506.80	90	34	ARM	191 BPS	to be assigned
231	108672296	$ 149,357.85	84	29	fixed	131 BPS	to be assigned
232	108672304	$ 80,835.52	90	34	ARM	191 BPS	to be assigned
233	108672320	$ 152,596.25	90	34	ARM	191 BPS	to be assigned
234	108672346	$ 56,411.75	85	30	ARM	191 BPS	to be assigned
235	108672379	$ 134,263.25	90	34	ARM	191 BPS	to be assigned
236	108672387	$ 65,587.65	90	34	ARM	191 BPS	to be assigned
237	108672395	$ 119,627.54	86	30	ARM	191 BPS	to be assigned
238	108672429	$ 220,230.75	85	30	ARM	191 BPS	to be assigned
239	108672445	$ 340,995.38	90	34	ARM	191 BPS	to be assigned
240	108672494	$ 105,924.12	90	34	ARM	191 BPS	to be assigned
241	108672536	$ 71,868.21	90	34	ARM	191 BPS	to be assigned
242	108672544	$ 263,864.13	85	30	ARM	191 BPS	to be assigned
243	108672569	$ 382,543.50	85	30	ARM	191 BPS	to be assigned
244	108672585	$ 152,625.28	90	34	ARM	191 BPS	to be assigned
245	108672643	$ 227,848.11	85	30	ARM	191 BPS	to be assigned
246	108672650	$ 100,558.13	81	26	ARM	191 BPS	to be assigned
247	108672668	$ 77,216.17	90	34	ARM	191 BPS	to be assigned
248	108672726	$ 74,111.26	90	34	ARM	191 BPS	to be assigned
249	108672775	$ 126,309.66	85	30	ARM	191 BPS	to be assigned
250	108672791	$ 47,820.78	100	40	ARM	191 BPS	to be assigned
251	108672841	$ 220,352.30	85	30	ARM	191 BPS	to be assigned
252	108672882	$ 203,524.41	85	30	ARM	191 BPS	to be assigned
253	108672890	$ 157,035.39	90	34	ARM	191 BPS	to be assigned
254	108672932	$ 87,108.26	90	34	ARM	191 BPS	to be assigned
255	108672940	$ 293,325.80	94	37	ARM	191 BPS	to be assigned
256	108672957	$ 54,776.74	90	34	ARM	191 BPS	to be assigned
257	108672973	$ 205,131.01	85	30	ARM	191 BPS	to be assigned
258	108672999	$ 75,865.09	90	34	ARM	191 BPS	to be assigned
259	108673013	$ 52,996.77	85	30	ARM	191 BPS	to be assigned
260	108724691	$ 186,639.81	85	30	ARM	191 BPS	to be assigned
261	108724709	$ 89,078.07	85	30	ARM	191 BPS	to be assigned
262	108724733	$ 128,015.24	95	37	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

263	108724816	$ 132,779.94	95	37	ARM	191 BPS	to be assigned
264	108724865	$ 82,327.09	82	28	ARM	191 BPS	to be assigned
265	108724873	$ 112,214.56	90	34	ARM	191 BPS	to be assigned
266	108724931	$ 202,866.74	95	37	ARM	191 BPS	to be assigned
267	108725011	$ 175,411.44	95	37	ARM	191 BPS	to be assigned
268	108725052	$ 116,705.27	85	30	fixed	131 BPS	to be assigned
269	108725102	$ 67,878.70	85	30	ARM	191 BPS	to be assigned
270	108725110	$ 107,839.35	90	34	ARM	191 BPS	to be assigned
271	108725128	$ 73,220.53	90	34	ARM	191 BPS	to be assigned
272	108725276	$ 318,256.30	95	37	ARM	191 BPS	to be assigned
273	108725300	$ 208,448.03	90	34	ARM	191 BPS	to be assigned
274	108725326	$ 61,032.27	90	34	ARM	191 BPS	to be assigned
275	108725342	$ 416,207.41	81	26	ARM	191 BPS	to be assigned
276	108725367	$ 394,917.97	93	36	ARM	191 BPS	to be assigned
277	108725391	$ 120,490.14	85	30	ARM	191 BPS	to be assigned
278	108725417	$ 63,653.88	85	30	ARM	191 BPS	to be assigned
279	108725425	$ 73,196.40	82	28	fixed	131 BPS	to be assigned
280	108725458	$ 66,419.14	95	37	ARM	191 BPS	to be assigned
281	108725516	$ 74,955.09	95	37	fixed	131 BPS	to be assigned
282	108725581	$ 224,885.74	85	30	ARM	191 BPS	to be assigned
283	108725607	$ 122,310.64	95	37	fixed	131 BPS	to be assigned
284	108725649	$ 274,936.58	90	34	ARM	191 BPS	to be assigned
285	108725755	$ 87,122.73	90	34	ARM	191 BPS	to be assigned
286	108725797	$ 76,373.42	90	34	ARM	191 BPS	to be assigned
287	108725805	$ 76,373.42	90	34	ARM	191 BPS	to be assigned
288	108725813	$ 88,814.95	85	30	ARM	191 BPS	to be assigned
289	108725839	$ 291,241.52	90	34	ARM	191 BPS	to be assigned
290	108725870	$ 58,897.40	82	27	ARM	191 BPS	to be assigned
291	108725961	$ 61,653.19	95	37	fixed	131 BPS	to be assigned
292	108726027	$ 278,585.04	90	34	ARM	191 BPS	to be assigned
293	108726068	$ 105,260.62	85	30	ARM	191 BPS	to be assigned
294	108726134	$ 70,439.82	85	30	ARM	191 BPS	to be assigned
295	108726142	$ 50,951.16	85	30	fixed	131 BPS	to be assigned
296	108726159	$ 78,018.86	85	30	ARM	191 BPS	to be assigned
297	108726209	$ 152,297.60	90	34	ARM	191 BPS	to be assigned
298	108726217	$ 262,266.36	90	34	ARM	191 BPS	to be assigned
299	108726225	$ 228,135.81	90	34	ARM	191 BPS	to be assigned
300	108726233	$ 54,894.05	85	30	fixed	131 BPS	to be assigned
301	108726241	$ 123,276.26	95	37	ARM	191 BPS	to be assigned
302	108726324	$ 119,501.94	90	34	ARM	191 BPS	to be assigned
303	108726332	$ 86,314.49	95	37	ARM	191 BPS	to be assigned
304	108726407	$ 50,915.79	85	30	ARM	191 BPS	to be assigned
305	108726423	$ 61,087.97	90	34	ARM	191 BPS	to be assigned
306	108726456	$ 117,660.60	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

307	108726514	$ 93,350.17	85	30	ARM	191 BPS	to be assigned
308	108726571	$ 172,412.15	90	34	fixed	131 BPS	to be assigned
309	108726654	$ 408,668.49	90	34	ARM	191 BPS	to be assigned
310	108726688	$ 141,672.20	89	33	ARM	191 BPS	to be assigned
311	108726696	$ 61,917.75	85	30	ARM	191 BPS	to be assigned
312	108726720	$ 237,517.35	85	30	ARM	191 BPS	to be assigned
313	108726779	$ 59,706.47	95	37	ARM	191 BPS	to be assigned
314	108726845	$ 44,996.38	84	29	ARM	191 BPS	to be assigned
315	108726936	$ 56,003.45	85	30	ARM	191 BPS	to be assigned
316	108726969	$ 59,283.19	85	30	fixed	131 BPS	to be assigned
317	108726977	$ 73,426.37	85	30	ARM	191 BPS	to be assigned
318	108726985	$ 75,518.47	85	30	ARM	191 BPS	to be assigned
319	108727066	$ 39,893.60	85	30	ARM	191 BPS	to be assigned
320	108727090	$ 59,406.64	85	30	fixed	131 BPS	to be assigned
321	108727108	$ 75,508.76	90	34	ARM	191 BPS	to be assigned
322	108727165	$ 151,220.16	95	37	ARM	191 BPS	to be assigned
323	108727207	$ 121,303.18	85	30	fixed	131 BPS	to be assigned
324	108727215	$ 137,495.54	95	37	ARM	191 BPS	to be assigned
325	108727249	$ 66,178.65	90	34	fixed	131 BPS	to be assigned
326	108727256	$ 67,033.25	85	30	ARM	191 BPS	to be assigned
327	108727272	$ 101,504.10	90	34	ARM	191 BPS	to be assigned
328	108727280	$ 238,983.75	90	34	ARM	191 BPS	to be assigned
329	108727298	$ 213,265.68	95	37	ARM	191 BPS	to be assigned
330	108727322	$ 186,721.65	86	30	ARM	191 BPS	to be assigned
331	108727363	$ 60,219.10	90	34	ARM	191 BPS	to be assigned
332	108727454	$ 174,146.46	90	34	ARM	191 BPS	to be assigned
333	108727504	$ 103,328.77	90	34	ARM	191 BPS	to be assigned
334	108727512	$ 32,261.13	85	30	ARM	191 BPS	to be assigned
335	108727520	$ 323,542.79	90	34	ARM	191 BPS	to be assigned
336	108727603	$ 64,693.00	90	34	ARM	191 BPS	to be assigned
337	108727629	$ 61,132.89	90	34	ARM	191 BPS	to be assigned
338	108727694	$ 175,178.76	90	34	ARM	191 BPS	to be assigned
339	108727728	$ 264,903.98	90	34	ARM	191 BPS	to be assigned
340	108727785	$ 81,757.60	90	34	fixed	131 BPS	to be assigned
341	108727793	$ 32,243.83	85	30	ARM	191 BPS	to be assigned
342	108727827	$ 251,561.85	90	34	ARM	191 BPS	to be assigned
343	108727884	$ 46,942.08	85	30	ARM	191 BPS	to be assigned
344	108727892	$ 47,532.83	85	30	ARM	191 BPS	to be assigned
345	108727900	$ 377,618.88	85	30	ARM	191 BPS	to be assigned
346	108727934	$ 387,144.20	85	30	fixed	131 BPS	to be assigned
347	108728007	$ 321,255.82	85	30	fixed	131 BPS	to be assigned
348	108728049	$ 174,208.83	90	34	ARM	191 BPS	to be assigned
349	108728072	$ 32,349.05	90	34	fixed	131 BPS	to be assigned
350	108728080	$ 381,867.17	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

351	108728163	$ 146,980.47	95	37	ARM	191 BPS	to be assigned
352	108728320	$ 284,392.64	95	37	ARM	191 BPS	to be assigned
353	108728353	$ 44,931.82	90	34	ARM	191 BPS	to be assigned
354	108728361	$ 230,730.53	85	30	ARM	191 BPS	to be assigned
355	108728403	$ 99,526.06	95	37	fixed	131 BPS	to be assigned
356	108728452	$ 341,233.77	90	34	ARM	191 BPS	to be assigned
357	108728494	$ 264,406.29	88	33	fixed	131 BPS	to be assigned
358	108728551	$ 97,541.67	85	30	fixed	131 BPS	to be assigned
359	108728692	$ 210,027.44	84	29	ARM	191 BPS	to be assigned
360	108728759	$ 170,531.01	90	34	ARM	191 BPS	to be assigned
361	108728767	$ 67,049.03	85	30	ARM	191 BPS	to be assigned
362	108728775	$ 63,822.96	90	34	ARM	191 BPS	to be assigned
363	108728890	$ 105,962.06	90	34	ARM	191 BPS	to be assigned
364	108728932	$ 144,726.67	95	37	ARM	191 BPS	to be assigned
365	108728981	$ 89,858.94	84	29	ARM	191 BPS	to be assigned
366	108729005	$ 67,881.76	85	30	ARM	191 BPS	to be assigned
367	108729013	$ 67,854.82	85	30	ARM	191 BPS	to be assigned
368	108729021	$ 58,558.07	85	30	ARM	191 BPS	to be assigned
369	108729039	$ 149,663.74	81	26	ARM	191 BPS	to be assigned
370	108729054	$ 355,526.62	95	37	ARM	191 BPS	to be assigned
371	108729096	$ 186,581.02	83	28	ARM	191 BPS	to be assigned
372	108729138	$ 83,561.51	90	34	fixed	131 BPS	to be assigned
373	108729203	$ 39,576.14	83	28	fixed	131 BPS	to be assigned
374	108729211	$ 39,576.14	85	30	fixed	131 BPS	to be assigned
375	108729229	$ 78,585.54	85	30	ARM	191 BPS	to be assigned
376	108729237	$ 54,764.76	85	30	ARM	191 BPS	to be assigned
377	108729344	$ 61,574.69	95	37	ARM	191 BPS	to be assigned
378	108729351	$ 102,641.17	85	30	ARM	191 BPS	to be assigned
379	108729393	$ 76,359.69	90	34	fixed	131 BPS	to be assigned
380	108729427	$ 116,234.65	85	30	ARM	191 BPS	to be assigned
381	108729484	$ 73,671.68	90	34	fixed	131 BPS	to be assigned
382	108729518	$ 68,731.50	85	30	ARM	191 BPS	to be assigned
383	108729526	$ 72,126.94	85	30	ARM	191 BPS	to be assigned
384	108729567	$ 109,652.73	90	34	ARM	191 BPS	to be assigned
385	108729575	$ 111,326.41	90	34	ARM	191 BPS	to be assigned
386	108729591	$ 55,158.58	85	30	ARM	191 BPS	to be assigned
387	108729609	$ 58,402.59	90	34	ARM	191 BPS	to be assigned
388	108729658	$ 84,827.40	89	33	ARM	191 BPS	to be assigned
389	108729690	$ 224,501.02	90	34	ARM	191 BPS	to be assigned
390	108729724	$ 98,754.63	90	34	ARM	191 BPS	to be assigned
391	108729732	$ 107,751.94	90	34	fixed	131 BPS	to be assigned
392	108729815	$ 258,667.96	85	30	ARM	191 BPS	to be assigned
393	108729823	$ 107,769.83	90	34	ARM	191 BPS	to be assigned
394	108729872	$ 152,657.22	90	34	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

395	108729948	$ 183,208.71	85	30	ARM	191 BPS	to be assigned
396	108730094	$ 76,319.87	90	34	ARM	191 BPS	to be assigned
397	108730169	$ 118,388.16	81	26	ARM	191 BPS	to be assigned
398	108730185	$ 178,100.09	85	30	ARM	191 BPS	to be assigned
399	108730193	$ 123,773.02	89	33	fixed	131 BPS	to be assigned
400	108730235	$ 56,790.87	90	34	ARM	191 BPS	to be assigned
401	108730474	$ 132,069.96	90	34	ARM	191 BPS	to be assigned
402	108730482	$ 332,323.83	81	27	fixed	131 BPS	to be assigned
403	108730557	$ 118,840.39	85	30	ARM	191 BPS	to be assigned
404	108730656	$ 40,439.61	90	34	ARM	191 BPS	to be assigned
405	108730789	$ 111,983.86	85	30	ARM	191 BPS	to be assigned
406	108730805	$ 111,385.02	90	34	ARM	191 BPS	to be assigned
407	108730839	$ 115,028.64	90	34	fixed	131 BPS	to be assigned
408	108730870	$ 62,868.39	90	34	ARM	191 BPS	to be assigned
409	108730912	$ 61,973.88	90	34	fixed	131 BPS	to be assigned
410	108730938	$ 72,897.52	85	30	fixed	131 BPS	to be assigned
411	108730995	$ 217,580.06	87	32	ARM	191 BPS	to be assigned
412	108731035	$ 127,570.85	90	34	ARM	191 BPS	to be assigned
413	108731043	$ 144,658.28	90	34	ARM	191 BPS	to be assigned
414	108731050	$ 73,925.52	95	37	ARM	191 BPS	to be assigned
415	108731167	$ 121,227.78	90	34	ARM	191 BPS	to be assigned
416	108731282	$ 89,835.24	90	34	fixed	131 BPS	to be assigned
417	108731290	$ 94,380.09	90	34	ARM	191 BPS	to be assigned
418	108731308	$ 117,557.87	95	37	ARM	191 BPS	to be assigned
419	108731316	$ 39,967.17	90	34	ARM	191 BPS	to be assigned
420	108731324	$ 125,768.90	90	34	ARM	191 BPS	to be assigned
421	108731365	$ 44,985.06	85	30	ARM	191 BPS	to be assigned
422	108731407	$ 209,103.41	87	32	ARM	191 BPS	to be assigned
423	108731480	$ 66,491.17	90	34	ARM	191 BPS	to be assigned
424	108731506	$ 278,585.01	90	34	ARM	191 BPS	to be assigned
425	108731597	$ 125,719.98	90	34	ARM	191 BPS	to be assigned
426	108731621	$ 69,596.32	85	30	ARM	191 BPS	to be assigned
427	108731639	$ 151,721.79	95	37	ARM	191 BPS	to be assigned
428	108731647	$ 141,952.77	90	34	ARM	191 BPS	to be assigned
429	108731662	$ 338,111.12	85	30	ARM	191 BPS	to be assigned
430	108731670	$ 139,715.72	85	30	ARM	191 BPS	to be assigned
431	108731803	$ 318,971.87	90	34	ARM	191 BPS	to be assigned
432	108731837	$ 242,454.50	90	34	fixed	131 BPS	to be assigned
433	108731852	$ 42,422.04	85	30	ARM	191 BPS	to be assigned
434	108731878	$ 168,021.56	85	30	ARM	191 BPS	to be assigned
435	108731894	$ 67,314.03	90	34	ARM	191 BPS	to be assigned
436	108731902	$ 172,328.79	90	34	ARM	191 BPS	to be assigned
437	108731944	$ 229,484.69	88	33	ARM	191 BPS	to be assigned
438	108731969	$ 264,115.68	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

439	108732009	$ 134,739.97	82	27	ARM	191 BPS	to be assigned
440	108732017	$ 96,231.44	90	34	ARM	191 BPS	to be assigned
441	108732082	$ 204,664.13	89	33	ARM	191 BPS	to be assigned
442	108732090	$ 143,677.38	90	34	ARM	191 BPS	to be assigned
443	108732140	$ 76,421.96	85	30	ARM	191 BPS	to be assigned
444	108732157	$ 42,686.40	90	34	ARM	191 BPS	to be assigned
445	108732165	$ 53,012.31	90	34	ARM	191 BPS	to be assigned
446	108732173	$ 36,498.94	85	30	ARM	191 BPS	to be assigned
447	108732199	$ 52,612.80	85	30	ARM	191 BPS	to be assigned
448	108732272	$ 60,240.67	85	30	ARM	191 BPS	to be assigned
449	108732306	$ 123,984.04	90	34	ARM	191 BPS	to be assigned
450	108732322	$ 85,357.87	89	33	fixed	131 BPS	to be assigned
451	108732348	$ 372,164.31	88	32	ARM	191 BPS	to be assigned
452	108732363	$ 49,440.46	90	34	ARM	191 BPS	to be assigned
453	108732454	$ 53,898.08	90	34	ARM	191 BPS	to be assigned
454	108732561	$ 88,170.94	95	37	ARM	191 BPS	to be assigned
455	108732595	$ 148,132.04	90	34	ARM	191 BPS	to be assigned
456	108732611	$ 186,874.50	90	34	ARM	191 BPS	to be assigned
457	108732629	$ 98,818.79	90	34	ARM	191 BPS	to be assigned
458	108732652	$ 66,178.23	85	30	ARM	191 BPS	to be assigned
459	108732710	$ 55,190.20	85	30	ARM	191 BPS	to be assigned
460	108732793	$ 112,360.84	85	30	ARM	191 BPS	to be assigned
461	108732827	$ 170,687.85	90	34	fixed	131 BPS	to be assigned
462	108732850	$ 308,272.46	95	37	ARM	191 BPS	to be assigned
463	108732926	$ 139,992.77	85	30	ARM	191 BPS	to be assigned
464	108732942	$ 126,884.73	82	27	fixed	131 BPS	to be assigned
465	108732959	$ 122,939.55	85	30	ARM	191 BPS	to be assigned
466	108732983	$ 51,142.19	95	37	ARM	191 BPS	to be assigned
467	108733007	$ 143,676.04	90	34	ARM	191 BPS	to be assigned
468	108733015	$ 271,437.32	85	30	ARM	191 BPS	to be assigned
469	108733098	$ 56,923.71	95	37	fixed	131 BPS	to be assigned
470	108733171	$ 170,670.62	95	37	ARM	191 BPS	to be assigned
471	108733189	$ 123,024.40	85	30	ARM	191 BPS	to be assigned
472	108733205	$ 53,927.58	90	34	fixed	131 BPS	to be assigned
473	108733213	$ 40,314.94	85	30	ARM	191 BPS	to be assigned
474	108733247	$ 100,606.44	85	30	ARM	191 BPS	to be assigned
475	108733254	$ 162,431.97	90	34	ARM	191 BPS	to be assigned
476	108733270	$ 53,697.16	95	37	ARM	191 BPS	to be assigned
477	108733452	$ 34,134.11	90	34	ARM	191 BPS	to be assigned
478	108733460	$ 40,421.97	90	34	ARM	191 BPS	to be assigned
479	108733486	$ 138,670.17	85	30	fixed	131 BPS	to be assigned
480	108733551	$ 185,060.64	90	34	ARM	191 BPS	to be assigned
481	108733593	$ 175,470.20	85	30	fixed	131 BPS	to be assigned
482	108733601	$ 107,769.83	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

483	108733619	$ 30,085.63	90	34	fixed	131 BPS	to be assigned
484	108733635	$ 227,136.79	90	34	ARM	191 BPS	to be assigned
485	108733676	$ 152,746.86	90	34	ARM	191 BPS	to be assigned
486	108733718	$ 89,077.58	85	30	ARM	191 BPS	to be assigned
487	108733734	$ 90,455.09	95	37	fixed	131 BPS	to be assigned
488	108733742	$ 78,917.58	85	30	ARM	191 BPS	to be assigned
489	108733759	$ 56,873.62	88	32	ARM	191 BPS	to be assigned
490	108733767	$ 57,522.74	90	34	ARM	191 BPS	to be assigned
491	108733791	$ 269,477.75	90	34	ARM	191 BPS	to be assigned
492	108733809	$ 33,055.31	85	30	fixed	131 BPS	to be assigned
493	108733841	$ 93,984.22	90	34	fixed	131 BPS	to be assigned
494	108733858	$ 231,596.85	90	34	fixed	131 BPS	to be assigned
495	108733874	$ 80,050.11	90	34	ARM	191 BPS	to be assigned
496	108733957	$ 80,378.96	90	34	ARM	191 BPS	to be assigned
497	108734047	$ 224,773.50	85	30	ARM	191 BPS	to be assigned
498	108734104	$ 47,603.18	90	34	ARM	191 BPS	to be assigned
499	108734161	$ 43,128.80	90	34	ARM	191 BPS	to be assigned
500	108734195	$ 82,134.02	85	30	ARM	191 BPS	to be assigned
501	108734203	$ 114,505.43	85	30	ARM	191 BPS	to be assigned
502	108734229	$ 103,778.37	82	27	ARM	191 BPS	to be assigned
503	108734385	$ 166,069.77	85	30	ARM	191 BPS	to be assigned
504	108734401	$ 175,406.77	95	37	ARM	191 BPS	to be assigned
505	108734450	$ 246,886.59	90	34	ARM	191 BPS	to be assigned
506	108734468	$ 231,480.22	89	33	ARM	191 BPS	to be assigned
507	108734518	$ 69,160.28	85	30	ARM	191 BPS	to be assigned
508	108734682	$ 66,018.94	90	34	ARM	191 BPS	to be assigned
509	108734690	$ 140,143.01	90	34	ARM	191 BPS	to be assigned
510	108734708	$ 169,575.34	85	30	ARM	191 BPS	to be assigned
511	108734716	$ 52,992.39	90	34	ARM	191 BPS	to be assigned
512	108734732	$ 60,619.36	95	37	ARM	191 BPS	to be assigned
513	108734849	$ 61,087.97	90	34	fixed	131 BPS	to be assigned
514	108734856	$ 105,215.91	85	30	fixed	131 BPS	to be assigned
515	108734864	$ 206,760.74	90	34	ARM	191 BPS	to be assigned
516	108734898	$ 249,523.32	83	28	fixed	131 BPS	to be assigned
517	108734955	$ 186,612.44	85	30	ARM	191 BPS	to be assigned
518	108735028	$ 199,310.67	90	34	ARM	191 BPS	to be assigned
519	108735044	$ 204,352.91	82	27	fixed	131 BPS	to be assigned
520	108735192	$ 36,489.52	85	30	ARM	191 BPS	to be assigned
521	108735218	$ 51,776.81	85	30	ARM	191 BPS	to be assigned
522	108735267	$ 112,268.63	90	34	fixed	131 BPS	to be assigned
523	108735275	$ 146,513.84	90	34	ARM	191 BPS	to be assigned
524	108735309	$ 107,824.96	90	34	ARM	191 BPS	to be assigned
525	108735317	$ 61,985.31	90	34	ARM	191 BPS	to be assigned
526	108735325	$ 115,752.10	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

527	108735333	$ 75,537.47	85	30	ARM	191 BPS	to be assigned
528	108735341	$ 257,849.33	95	37	ARM	191 BPS	to be assigned
529	108735358	$ 142,833.19	85	30	ARM	191 BPS	to be assigned
530	108735382	$ 72,124.35	85	30	ARM	191 BPS	to be assigned
531	108735390	$ 63,681.91	84	29	ARM	191 BPS	to be assigned
532	108735416	$ 40,739.31	85	30	ARM	191 BPS	to be assigned
533	108735440	$ 67,869.97	85	30	fixed	131 BPS	to be assigned
534	108735465	$ 105,556.42	90	34	ARM	191 BPS	to be assigned
535	108735473	$ 173,310.06	90	34	fixed	131 BPS	to be assigned
536	108735481	$ 44,137.63	85	30	ARM	191 BPS	to be assigned
537	108735515	$ 74,569.78	90	34	ARM	191 BPS	to be assigned
538	108735622	$ 87,204.17	95	37	fixed	131 BPS	to be assigned
539	108735648	$ 123,082.61	90	34	ARM	191 BPS	to be assigned
540	108735663	$ 194,584.43	85	30	ARM	191 BPS	to be assigned
541	108877853	$ 141,411.27	86	31	ARM	191 BPS	to be assigned
542	108877911	$ 109,996.23	95	37	ARM	191 BPS	to be assigned
543	108878000	$ 89,339.52	84	29	ARM	191 BPS	to be assigned
544	108878059	$ 254,463.17	90	34	fixed	131 BPS	to be assigned
545	108878190	$ 193,391.12	85	30	ARM	191 BPS	to be assigned
546	108878232	$ 49,912.16	91	34	fixed	131 BPS	to be assigned
547	108878331	$ 148,257.36	87	32	ARM	191 BPS	to be assigned
548	108878455	$ 74,905.43	95	37	fixed	131 BPS	to be assigned
549	108878497	$ 49,884.58	85	30	ARM	191 BPS	to be assigned
550	108878679	$ 203,734.80	95	37	fixed	131 BPS	to be assigned
551	108878752	$ 102,414.15	90	34	fixed	131 BPS	to be assigned
552	108878786	$ 97,567.75	85	30	fixed	131 BPS	to be assigned
553	108878802	$ 170,652.77	95	37	ARM	191 BPS	to be assigned
554	108878844	$ 156,384.59	95	37	fixed	131 BPS	to be assigned
555	108878927	$ 310,543.77	95	37	ARM	191 BPS	to be assigned
556	108879065	$ 299,643.59	90	34	ARM	191 BPS	to be assigned
557	108879073	$ 107,716.73	90	34	ARM	191 BPS	to be assigned
558	108879107	$ 61,061.51	90	34	ARM	191 BPS	to be assigned
559	108879131	$ 98,818.82	89	33	ARM	191 BPS	to be assigned
560	108879156	$ 124,775.87	90	34	ARM	191 BPS	to be assigned
561	108879651	$ 215,152.23	95	37	ARM	191 BPS	to be assigned
562	108879800	$ 82,735.80	85	30	ARM	191 BPS	to be assigned
563	108879875	$ 254,503.82	85	30	fixed	131 BPS	to be assigned
564	108879891	$ 74,574.08	90	34	fixed	131 BPS	to be assigned
565	108879941	$ 161,115.99	95	37	ARM	191 BPS	to be assigned
566	108879974	$ 71,055.33	95	37	ARM	191 BPS	to be assigned
567	108879982	$ 54,874.30	85	30	fixed	131 BPS	to be assigned
568	108880360	$ 64,396.30	100	40	fixed	131 BPS	to be assigned
569	108880501	$ 98,644.10	90	34	fixed	131 BPS	to be assigned
570	108880568	$ 53,810.52	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

571	108880626	$ 170,090.63	95	37	ARM	191 BPS	to be assigned
572	108880691	$ 80,794.62	90	34	fixed	131 BPS	to be assigned
573	108880725	$ 76,196.10	85	30	ARM	191 BPS	to be assigned
574	108880824	$ 54,993.86	95	37	ARM	191 BPS	to be assigned
575	108881095	$ 193,928.54	90	34	ARM	191 BPS	to be assigned
576	108881103	$ 83,508.72	90	34	fixed	131 BPS	to be assigned
577	108881145	$ 155,294.67	90	34	ARM	191 BPS	to be assigned
578	108881152	$ 194,374.88	95	37	ARM	191 BPS	to be assigned
579	108881178	$ 78,206.31	95	37	fixed	131 BPS	to be assigned
580	108881186	$ 350,604.63	95	37	ARM	191 BPS	to be assigned
581	108881244	$ 72,523.23	95	37	ARM	191 BPS	to be assigned
582	108881368	$ 167,773.28	95	37	ARM	191 BPS	to be assigned
583	108881442	$ 134,747.81	90	34	ARM	191 BPS	to be assigned
584	108881459	$ 83,492.55	90	34	ARM	191 BPS	to be assigned
585	108881483	$ 88,652.17	94	37	ARM	191 BPS	to be assigned
586	108881491	$ 82,239.66	100	40	fixed	131 BPS	to be assigned
587	108881509	$ 49,464.79	81	26	fixed	131 BPS	to be assigned
588	108881558	$ 86,717.33	95	37	fixed	131 BPS	to be assigned
589	108881608	$ 154,526.59	95	37	ARM	191 BPS	to be assigned
590	108881632	$ 68,274.80	95	37	ARM	191 BPS	to be assigned
591	108881749	$ 332,126.55	90	34	ARM	191 BPS	to be assigned
592	108881756	$ 67,990.55	90	34	ARM	191 BPS	to be assigned
593	108882093	$ 136,541.81	95	37	fixed	131 BPS	to be assigned
594	108882440	$ 352,658.44	90	34	fixed	131 BPS	to be assigned
595	108882473	$ 98,624.56	90	34	ARM	191 BPS	to be assigned
596	108882481	$ 73,249.00	95	37	ARM	191 BPS	to be assigned
597	108882507	$ 123,705.78	90	34	ARM	191 BPS	to be assigned
598	108882515	$ 152,677.22	90	34	ARM	191 BPS	to be assigned
599	108882663	$ 113,059.93	90	34	ARM	191 BPS	to be assigned
600	108882747	$ 67,333.04	90	34	fixed	131 BPS	to be assigned
601	108882804	$ 104,262.48	95	37	ARM	191 BPS	to be assigned
602	108882838	$ 126,740.61	85	30	ARM	191 BPS	to be assigned
603	108882853	$ 78,551.42	95	37	ARM	191 BPS	to be assigned
604	108882903	$ 173,588.18	90	34	fixed	131 BPS	to be assigned
605	108882960	$ 179,385.83	90	34	ARM	191 BPS	to be assigned
606	108883042	$ 116,758.08	90	34	ARM	191 BPS	to be assigned
607	108883075	$ 177,507.79	85	30	ARM	191 BPS	to be assigned
608	108883125	$ 286,359.34	90	34	ARM	191 BPS	to be assigned
609	108883158	$ 122,164.23	90	34	ARM	191 BPS	to be assigned
610	108883224	$ 55,210.88	94	37	fixed	131 BPS	to be assigned
611	108883281	$ 89,374.53	90	34	ARM	191 BPS	to be assigned
612	108883323	$ 129,369.57	90	34	fixed	131 BPS	to be assigned
613	108883406	$ 151,789.04	95	37	fixed	131 BPS	to be assigned
614	108883570	$ 71,791.68	90	34	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

615	108883596	$ 85,310.37	95	37	ARM	191 BPS	to be assigned
616	108883604	$ 60,076.11	90	34	fixed	131 BPS	to be assigned
617	108883612	$ 106,977.59	90	34	fixed	131 BPS	to be assigned
618	108883646	$ 124,955.98	90	34	fixed	131 BPS	to be assigned
619	108883737	$ 62,929.46	90	34	ARM	191 BPS	to be assigned
620	108883745	$ 305,639.24	85	30	ARM	191 BPS	to be assigned
621	108883760	$ 75,891.86	83	28	ARM	191 BPS	to be assigned
622	108883786	$ 237,089.89	95	37	ARM	191 BPS	to be assigned
623	108883836	$ 107,342.25	85	30	ARM	191 BPS	to be assigned
624	108883919	$ 260,932.34	95	37	ARM	191 BPS	to be assigned
625	108883950	$ 180,285.00	95	37	ARM	191 BPS	to be assigned
626	108884040	$ 296,727.25	85	30	fixed	131 BPS	to be assigned
627	108884131	$ 73,865.47	85	30	ARM	191 BPS	to be assigned
628	108884289	$ 278,532.18	89	33	ARM	191 BPS	to be assigned
629	108884388	$ 97,531.28	90	34	ARM	191 BPS	to be assigned
630	108884396	$ 107,775.92	90	34	ARM	191 BPS	to be assigned
631	108884933	$ 440,490.06	85	30	fixed	131 BPS	to be assigned
632	108885021	$ 163,944.05	100	40	fixed	131 BPS	to be assigned
633	108885146	$ 80,818.80	90	34	ARM	191 BPS	to be assigned
634	108885161	$ 314,323.55	90	34	ARM	191 BPS	to be assigned
635	108885245	$ 251,683.38	90	34	ARM	191 BPS	to be assigned
636	108885286	$ 139,302.44	90	34	ARM	191 BPS	to be assigned
637	108885302	$ 105,147.56	90	34	ARM	191 BPS	to be assigned
638	108885682	$ 148,331.06	90	34	fixed	131 BPS	to be assigned
639	108885690	$ 120,106.39	85	30	ARM	191 BPS	to be assigned
640	108885831	$ 94,385.10	88	33	ARM	191 BPS	to be assigned
641	108885864	$ 94,233.48	90	34	fixed	131 BPS	to be assigned
642	108885906	$ 107,861.79	90	34	fixed	131 BPS	to be assigned
643	108885922	$ 99,737.98	90	34	fixed	131 BPS	to be assigned
644	108886011	$ 119,356.44	95	37	ARM	191 BPS	to be assigned
645	108886029	$ 202,879.37	90	34	fixed	131 BPS	to be assigned
646	108886037	$ 332,586.72	89	33	fixed	131 BPS	to be assigned
647	108886128	$ 172,468.04	90	34	fixed	131 BPS	to be assigned
648	108886185	$ 229,126.37	85	30	ARM	191 BPS	to be assigned
649	108886508	$ 204,918.08	90	34	fixed	131 BPS	to be assigned
650	108886797	$ 56,894.64	95	37	ARM	191 BPS	to be assigned
651	108886896	$ 84,875.95	100	40	ARM	191 BPS	to be assigned
652	108887027	$ 121,384.96	90	34	ARM	191 BPS	to be assigned
653	108887068	$ 159,956.67	90	34	ARM	191 BPS	to be assigned
654	108887126	$ 145,047.42	85	30	ARM	191 BPS	to be assigned
655	108887134	$ 222,049.43	85	30	ARM	191 BPS	to be assigned
656	108887340	$ 179,586.77	90	34	ARM	191 BPS	to be assigned
657	108887514	$ 99,571.14	95	37	ARM	191 BPS	to be assigned
658	108887548	$ 164,511.75	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

659	108887662	$ 225,493.69	81	26	ARM	191 BPS	to be assigned
660	108887795	$ 109,573.40	95	37	ARM	191 BPS	to be assigned
661	108887803	$ 57,367.47	90	34	ARM	191 BPS	to be assigned
662	108887811	$ 107,884.02	90	34	ARM	191 BPS	to be assigned
663	108887829	$ 127,995.33	95	37	ARM	191 BPS	to be assigned
664	108887928	$ 62,884.68	90	34	ARM	191 BPS	to be assigned
665	108887969	$ 90,051.81	95	37	ARM	191 BPS	to be assigned
666	108887985	$ 64,971.45	93	36	ARM	191 BPS	to be assigned
667	108888017	$ 78,091.87	90	34	ARM	191 BPS	to be assigned
668	108888033	$ 85,290.76	90	34	ARM	191 BPS	to be assigned
669	108888058	$ 98,882.08	90	34	ARM	191 BPS	to be assigned
670	108888132	$ 175,168.78	90	34	ARM	191 BPS	to be assigned
671	108888173	$ 66,484.22	90	34	ARM	191 BPS	to be assigned
672	108888181	$ 55,263.37	95	37	ARM	191 BPS	to be assigned
673	108888207	$ 77,272.20	90	34	ARM	191 BPS	to be assigned
674	108888215	$ 111,759.80	95	37	ARM	191 BPS	to be assigned
675	108888231	$ 187,623.27	95	37	ARM	191 BPS	to be assigned
676	108888249	$ 123,217.75	95	37	ARM	191 BPS	to be assigned
677	108888264	$ 81,601.67	95	37	ARM	191 BPS	to be assigned
678	108888413	$ 269,270.87	90	34	ARM	191 BPS	to be assigned
679	108888454	$ 52,169.06	85	30	fixed	131 BPS	to be assigned
680	108888579	$ 163,033.91	95	37	fixed	131 BPS	to be assigned
681	108888637	$ 66,366.61	95	37	ARM	191 BPS	to be assigned
682	108888744	$ 188,527.92	89	33	ARM	191 BPS	to be assigned
683	108888876	$ 291,161.72	90	34	ARM	191 BPS	to be assigned
684	108889122	$ 143,714.04	90	34	ARM	191 BPS	to be assigned
685	108889189	$ 134,720.85	90	34	ARM	191 BPS	to be assigned
686	108889692	$ 69,208.04	95	37	ARM	191 BPS	to be assigned
687	108889767	$ 127,879.04	95	37	ARM	191 BPS	to be assigned
688	108889791	$ 127,474.83	90	34	ARM	191 BPS	to be assigned
689	108889882	$ 135,637.36	85	30	ARM	191 BPS	to be assigned
690	108889890	$ 187,758.99	95	37	ARM	191 BPS	to be assigned
691	108889932	$ 146,029.48	95	37	ARM	191 BPS	to be assigned
692	108890096	$ 134,665.44	90	34	ARM	191 BPS	to be assigned
693	108890112	$ 151,656.05	95	37	ARM	191 BPS	to be assigned
694	108890187	$ 112,270.74	90	34	ARM	191 BPS	to be assigned
695	108890195	$ 176,870.01	95	37	ARM	191 BPS	to be assigned
696	108890229	$ 152,656.26	90	34	ARM	191 BPS	to be assigned
697	108890245	$ 93,883.09	95	37	ARM	191 BPS	to be assigned
698	108890252	$ 143,920.61	90	34	ARM	191 BPS	to be assigned
699	108890385	$ 90,018.37	95	37	ARM	191 BPS	to be assigned
700	108890468	$ 89,037.77	85	30	ARM	191 BPS	to be assigned
701	108890484	$ 103,489.44	85	30	ARM	191 BPS	to be assigned
702	108890500	$ 95,741.38	95	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

703	108890591	$ 120,731.59	90	34	ARM	191 BPS	to be assigned
704	108890674	$ 390,004.03	85	30	ARM	191 BPS	to be assigned
705	108890682	$ 71,897.33	90	34	ARM	191 BPS	to be assigned
706	108890989	$ 130,331.29	90	34	ARM	191 BPS	to be assigned
707	108891003	$ 161,168.31	95	37	ARM	191 BPS	to be assigned
708	108891011	$ 102,251.18	90	34	fixed	131 BPS	to be assigned
709	108891102	$ 120,903.30	85	30	fixed	131 BPS	to be assigned
710	108891169	$ 71,906.92	90	34	ARM	191 BPS	to be assigned
711	108891318	$ 224,630.06	88	32	ARM	191 BPS	to be assigned
712	108891375	$ 202,232.28	90	34	ARM	191 BPS	to be assigned
713	108891409	$ 68,309.76	95	37	ARM	191 BPS	to be assigned
714	108891417	$ 157,255.96	90	34	ARM	191 BPS	to be assigned
715	108891458	$ 278,349.59	90	34	ARM	191 BPS	to be assigned
716	108891532	$ 160,735.29	89	33	ARM	191 BPS	to be assigned
717	108891623	$ 224,438.00	90	34	ARM	191 BPS	to be assigned
718	108891649	$ 65,867.60	86	30	ARM	191 BPS	to be assigned
719	108891698	$ 104,323.04	95	37	ARM	191 BPS	to be assigned
720	108891821	$ 104,921.39	89	33	fixed	131 BPS	to be assigned
721	108892068	$ 110,463.97	95	37	ARM	191 BPS	to be assigned
722	108892084	$ 203,856.58	95	37	ARM	191 BPS	to be assigned
723	108892282	$ 164,993.97	90	34	fixed	131 BPS	to be assigned
724	108892365	$ 285,748.53	84	29	ARM	191 BPS	to be assigned
725	108892423	$ 107,808.33	90	34	ARM	191 BPS	to be assigned
726	108892449	$ 74,609.97	90	34	ARM	191 BPS	to be assigned
727	108892613	$ 96,751.35	95	37	fixed	131 BPS	to be assigned
728	108892654	$ 92,467.18	95	37	fixed	131 BPS	to be assigned
729	108893074	$ 447,878.46	89	33	fixed	131 BPS	to be assigned
730	108893132	$ 71,818.39	90	34	fixed	131 BPS	to be assigned
731	108893165	$ 323,333.35	90	34	fixed	131 BPS	to be assigned
732	108893231	$ 143,702.25	90	34	ARM	191 BPS	to be assigned
733	108893330	$ 143,761.04	90	34	fixed	131 BPS	to be assigned
734	108893454	$ 221,343.00	90	34	ARM	191 BPS	to be assigned
735	108893728	$ 71,891.72	85	30	fixed	131 BPS	to be assigned
736	108893736	$ 226,518.52	90	34	ARM	191 BPS	to be assigned
737	108893884	$ 215,634.24	90	34	ARM	191 BPS	to be assigned
738	108893918	$ 83,483.97	95	37	ARM	191 BPS	to be assigned
739	108894080	$ 107,822.66	90	34	ARM	191 BPS	to be assigned
740	108894130	$ 116,623.68	90	34	fixed	131 BPS	to be assigned
741	108894155	$ 125,810.63	81	27	fixed	131 BPS	to be assigned
742	108894171	$ 171,559.01	95	37	ARM	191 BPS	to be assigned
743	108894197	$ 123,598.65	93	36	fixed	131 BPS	to be assigned
744	108894213	$ 129,714.18	100	40	fixed	131 BPS	to be assigned
745	108894361	$ 328,158.50	95	37	ARM	191 BPS	to be assigned
746	108894403	$ 152,831.89	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

747	108894478	$ 302,357.39	95	37	fixed	131 BPS	to be assigned
748	108894528	$ 98,806.96	90	34	fixed	131 BPS	to be assigned
749	108894536	$ 319,200.70	89	33	fixed	131 BPS	to be assigned
750	108894577	$ 187,601.79	90	34	fixed	131 BPS	to be assigned
751	108894650	$ 104,380.39	85	30	ARM	191 BPS	to be assigned
752	108894692	$ 61,643.56	85	30	ARM	191 BPS	to be assigned
753	108894759	$ 82,761.13	85	30	ARM	191 BPS	to be assigned
754	108894841	$ 123,790.03	89	33	ARM	191 BPS	to be assigned
755	108894916	$ 229,126.37	85	30	fixed	131 BPS	to be assigned
756	108895038	$ 237,211.22	95	37	ARM	191 BPS	to be assigned
757	108895046	$ 358,396.80	90	34	fixed	131 BPS	to be assigned
758	108895053	$ 139,298.44	90	34	fixed	131 BPS	to be assigned
759	108895061	$ 49,842.14	85	30	fixed	131 BPS	to be assigned
760	108895103	$ 59,770.22	95	37	ARM	191 BPS	to be assigned
761	108895129	$ 255,999.86	90	34	ARM	191 BPS	to be assigned
762	108895160	$ 283,102.55	90	34	ARM	191 BPS	to be assigned
763	108895335	$ 103,049.00	90	34	ARM	191 BPS	to be assigned
764	108895368	$ 123,242.05	95	37	ARM	191 BPS	to be assigned
765	108895376	$ 186,475.11	85	30	ARM	191 BPS	to be assigned
766	108895418	$ 138,386.14	95	37	ARM	191 BPS	to be assigned
767	108895434	$ 193,163.57	90	34	ARM	191 BPS	to be assigned
768	108895459	$ 166,126.99	90	34	ARM	191 BPS	to be assigned
769	108895467	$ 79,691.46	95	37	ARM	191 BPS	to be assigned
770	108895590	$ 245,415.05	100	40	fixed	131 BPS	to be assigned
771	108895632	$ 104,279.55	100	40	fixed	131 BPS	to be assigned
772	108895681	$ 189,501.63	95	37	fixed	131 BPS	to be assigned
773	108895798	$ 80,841.69	90	34	ARM	191 BPS	to be assigned
774	108895921	$ 81,668.48	90	34	ARM	191 BPS	to be assigned
775	108895939	$ 199,155.98	85	30	ARM	191 BPS	to be assigned
776	108895954	$ 76,854.51	90	34	ARM	191 BPS	to be assigned
777	108896200	$ 90,157.04	95	37	ARM	191 BPS	to be assigned
778	108896242	$ 74,863.86	95	37	ARM	191 BPS	to be assigned
779	108896317	$ 101,402.13	95	37	ARM	191 BPS	to be assigned
780	108896416	$ 123,328.60	95	37	fixed	131 BPS	to be assigned
781	108896614	$ 66,884.71	90	34	ARM	191 BPS	to be assigned
782	108896655	$ 197,780.62	90	34	fixed	131 BPS	to be assigned
783	108896663	$ 138,756.05	84	29	fixed	131 BPS	to be assigned
784	108896762	$ 57,869.58	95	37	ARM	191 BPS	to be assigned
785	108896788	$ 104,371.63	95	37	ARM	191 BPS	to be assigned
786	108896796	$ 224,485.79	90	34	ARM	191 BPS	to be assigned
787	108896929	$ 68,307.71	90	34	ARM	191 BPS	to be assigned
788	108897000	$ 292,050.51	89	33	ARM	191 BPS	to be assigned
789	108897026	$ 66,410.47	95	37	ARM	191 BPS	to be assigned
790	108897067	$ 215,695.04	83	28	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

791	108897125	$ 52,422.53	85	30	ARM	191 BPS	to be assigned
792	108897133	$ 186,841.68	95	37	ARM	191 BPS	to be assigned
793	108897182	$ 121,324.44	90	34	ARM	191 BPS	to be assigned
794	108897240	$ 71,172.67	95	37	ARM	191 BPS	to be assigned
795	108897257	$ 158,352.75	95	37	ARM	191 BPS	to be assigned
796	108897489	$ 85,379.96	95	37	ARM	191 BPS	to be assigned
797	108897513	$ 280,038.82	85	30	ARM	191 BPS	to be assigned
798	108897521	$ 102,385.71	90	34	ARM	191 BPS	to be assigned
799	108897604	$ 257,803.56	85	30	fixed	131 BPS	to be assigned
800	108897802	$ 99,639.47	95	37	ARM	191 BPS	to be assigned
801	108897828	$ 72,152.52	85	30	ARM	191 BPS	to be assigned
802	108898024	$ 83,607.85	95	37	fixed	131 BPS	to be assigned
803	108898057	$ 113,236.15	90	34	fixed	131 BPS	to be assigned
804	108898107	$ 104,344.41	95	37	fixed	131 BPS	to be assigned
805	108898289	$ 151,623.29	85	30	ARM	191 BPS	to be assigned
806	108898297	$ 127,280.60	85	30	ARM	191 BPS	to be assigned
807	108898446	$ 131,891.09	95	37	ARM	191 BPS	to be assigned
808	108898495	$ 165,809.48	90	34	fixed	131 BPS	to be assigned
809	108898529	$ 92,570.27	85	30	ARM	191 BPS	to be assigned
810	108898537	$ 78,194.37	90	34	ARM	191 BPS	to be assigned
811	108898560	$ 85,411.94	90	34	ARM	191 BPS	to be assigned
812	108898735	$ 73,945.22	95	37	fixed	131 BPS	to be assigned
813	108898750	$ 82,693.82	90	34	fixed	131 BPS	to be assigned
814	108898768	$ 130,734.55	86	31	fixed	131 BPS	to be assigned
815	108898875	$ 134,907.82	90	34	ARM	191 BPS	to be assigned
816	108899055	$ 60,262.86	95	37	ARM	191 BPS	to be assigned
817	108899147	$ 66,448.36	90	34	ARM	191 BPS	to be assigned
818	108899329	$ 184,990.29	95	37	ARM	191 BPS	to be assigned
819	108899428	$ 156,285.26	95	37	fixed	131 BPS	to be assigned
820	108899451	$ 254,284.02	95	37	ARM	191 BPS	to be assigned
821	108899659	$ 90,806.37	90	34	ARM	191 BPS	to be assigned
822	108899741	$ 143,806.12	90	34	ARM	191 BPS	to be assigned
823	108899857	$ 65,178.45	90	34	ARM	191 BPS	to be assigned
824	108899923	$ 148,541.46	85	30	ARM	191 BPS	to be assigned
825	108900127	$ 72,423.91	83	29	fixed	131 BPS	to be assigned
826	108900358	$ 220,184.59	90	34	fixed	131 BPS	to be assigned
827	108900648	$ 94,859.96	88	32	fixed	131 BPS	to be assigned
828	108900671	$ 169,777.97	85	30	ARM	191 BPS	to be assigned
829	108900754	$ 282,869.90	90	34	fixed	131 BPS	to be assigned
830	108900978	$ 70,080.01	90	34	ARM	191 BPS	to be assigned
831	108901133	$ 80,814.60	90	34	ARM	191 BPS	to be assigned
832	108901216	$ 386,298.40	90	34	ARM	191 BPS	to be assigned
833	108901257	$ 73,483.18	95	37	fixed	131 BPS	to be assigned
834	108901331	$ 102,013.58	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

835	108901513	$ 49,686.32	88	32	fixed	131 BPS	to be assigned
836	108901703	$ 147,021.85	95	37	fixed	131 BPS	to be assigned
837	108901786	$ 113,810.71	95	37	fixed	131 BPS	to be assigned
838	108901802	$ 148,333.74	90	34	ARM	191 BPS	to be assigned
839	108901836	$ 212,646.33	90	33	ARM	191 BPS	to be assigned
840	108902271	$ 139,892.75	85	30	fixed	131 BPS	to be assigned
841	108902347	$ 137,166.54	90	34	ARM	191 BPS	to be assigned
842	108902404	$ 307,070.14	85	30	ARM	191 BPS	to be assigned
843	108902453	$ 97,600.75	95	37	ARM	191 BPS	to be assigned
844	108902552	$ 197,565.17	84	29	fixed	131 BPS	to be assigned
845	108902701	$ 103,290.26	90	34	ARM	191 BPS	to be assigned
846	108902743	$ 100,973.26	84	29	fixed	131 BPS	to be assigned
847	108902800	$ 287,214.68	90	34	ARM	191 BPS	to be assigned
848	108902826	$ 161,700.45	90	34	fixed	131 BPS	to be assigned
849	108902883	$ 51,201.32	89	33	fixed	131 BPS	to be assigned
850	108902966	$ 200,540.64	84	29	fixed	131 BPS	to be assigned
851	108903055	$ 58,289.28	85	30	fixed	131 BPS	to be assigned
852	108903105	$ 112,360.37	90	34	ARM	191 BPS	to be assigned
853	108903287	$ 162,098.06	94	37	fixed	131 BPS	to be assigned
854	108903360	$ 155,517.76	95	37	ARM	191 BPS	to be assigned
855	108903402	$ 163,372.71	90	34	ARM	191 BPS	to be assigned
856	108903535	$ 52,605.49	85	30	fixed	131 BPS	to be assigned
857	108903600	$ 156,371.68	85	30	fixed	131 BPS	to be assigned
858	108903683	$ 102,226.29	90	34	ARM	191 BPS	to be assigned
859	108903709	$ 121,218.86	85	30	ARM	191 BPS	to be assigned
860	108903717	$ 157,073.80	90	34	ARM	191 BPS	to be assigned
861	108903758	$ 112,115.75	90	34	fixed	131 BPS	to be assigned
862	108903865	$ 235,010.58	85	30	fixed	131 BPS	to be assigned
863	108903931	$ 165,110.67	95	37	ARM	191 BPS	to be assigned
864	108903998	$ 97,225.32	90	34	ARM	191 BPS	to be assigned
865	108904046	$ 157,174.32	90	34	ARM	191 BPS	to be assigned
866	108904129	$ 180,455.48	90	34	fixed	131 BPS	to be assigned
867	108904194	$ 217,444.69	83	28	fixed	131 BPS	to be assigned
868	108904244	$ 67,799.75	87	32	fixed	131 BPS	to be assigned
869	108904269	$ 116,638.68	100	40	fixed	131 BPS	to be assigned
870	108904509	$ 413,072.48	90	34	ARM	191 BPS	to be assigned
871	108904780	$ 100,917.45	90	34	ARM	191 BPS	to be assigned
872	108904863	$ 52,105.74	95	37	ARM	191 BPS	to be assigned
873	108904871	$ 174,589.20	100	40	ARM	191 BPS	to be assigned
874	108905134	$ 206,678.66	90	34	ARM	191 BPS	to be assigned
875	108905191	$ 233,180.68	85	30	ARM	191 BPS	to be assigned
876	108905217	$ 103,270.44	90	34	ARM	191 BPS	to be assigned
877	108905258	$ 59,370.82	85	30	ARM	191 BPS	to be assigned
878	108905415	$ 174,603.74	95	37	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

879	108905431	$ 250,854.60	95	37	ARM	191 BPS	to be assigned
880	108905498	$ 209,037.47	95	37	ARM	191 BPS	to be assigned
881	108905605	$ 141,054.32	90	34	ARM	191 BPS	to be assigned
882	108905654	$ 116,713.65	95	37	ARM	191 BPS	to be assigned
883	108905662	$ 264,988.61	90	34	ARM	191 BPS	to be assigned
884	108905738	$ 211,973.36	85	30	fixed	131 BPS	to be assigned
885	108905779	$ 60,258.69	95	37	ARM	191 BPS	to be assigned
886	108905787	$ 102,380.91	90	34	fixed	131 BPS	to be assigned
887	108905878	$ 82,614.50	90	34	fixed	131 BPS	to be assigned
888	108905936	$ 61,635.81	95	37	fixed	131 BPS	to be assigned
889	108905985	$ 71,111.34	95	37	ARM	191 BPS	to be assigned
890	108906033	$ 182,147.45	90	34	fixed	131 BPS	to be assigned
891	108906058	$ 84,990.86	95	37	fixed	131 BPS	to be assigned
892	108906066	$ 59,574.93	95	37	fixed	131 BPS	to be assigned
893	108906082	$ 96,768.30	81	26	fixed	131 BPS	to be assigned
894	108906249	$ 63,894.77	82	27	ARM	191 BPS	to be assigned
895	108906272	$ 74,969.43	90	34	ARM	191 BPS	to be assigned
896	108906298	$ 237,915.17	90	34	ARM	191 BPS	to be assigned
897	108906405	$ 151,536.59	95	37	ARM	191 BPS	to be assigned
898	108906447	$ 139,680.04	100	40	fixed	131 BPS	to be assigned
899	108906611	$ 123,087.83	90	34	ARM	191 BPS	to be assigned
900	108906868	$ 85,177.24	95	37	fixed	131 BPS	to be assigned
901	108906876	$ 61,062.89	85	30	fixed	131 BPS	to be assigned
902	108906934	$ 61,944.88	90	34	ARM	191 BPS	to be assigned
903	108907080	$ 109,605.51	100	40	fixed	131 BPS	to be assigned
904	108907155	$ 101,766.87	85	30	fixed	131 BPS	to be assigned
905	108907171	$ 69,691.86	94	37	fixed	131 BPS	to be assigned
906	108907197	$ 79,113.27	83	29	ARM	191 BPS	to be assigned
907	108907205	$ 135,801.52	85	30	fixed	131 BPS	to be assigned
908	108907221	$ 167,175.39	95	37	fixed	131 BPS	to be assigned
909	108907361	$ 161,033.43	95	37	fixed	131 BPS	to be assigned
910	108907379	$ 116,716.23	90	34	fixed	131 BPS	to be assigned
911	108907445	$ 116,750.66	90	34	fixed	131 BPS	to be assigned
912	108907502	$ 98,820.64	90	34	fixed	131 BPS	to be assigned
913	108907593	$ 89,917.43	85	30	fixed	131 BPS	to be assigned
914	108907676	$ 109,985.55	95	37	ARM	191 BPS	to be assigned
915	108907767	$ 137,103.17	95	37	ARM	191 BPS	to be assigned
916	108907882	$ 175,069.06	90	34	fixed	131 BPS	to be assigned
917	108907965	$ 109,965.15	95	37	fixed	131 BPS	to be assigned
918	108907999	$ 174,544.85	84	29	fixed	131 BPS	to be assigned
919	108908039	$ 74,293.98	95	37	fixed	131 BPS	to be assigned
920	108908054	$ 399,094.86	92	35	fixed	131 BPS	to be assigned
921	108908419	$ 144,149.54	87	32	fixed	131 BPS	to be assigned
922	108908435	$ 217,027.11	95	37	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

923	108908633	$ 85,317.81	95	37	ARM	191 BPS	to be assigned
924	108908708	$ 146,051.86	84	29	ARM	191 BPS	to be assigned
925	108908732	$ 119,004.52	95	37	ARM	191 BPS	to be assigned
926	108908807	$ 207,844.76	95	37	ARM	191 BPS	to be assigned
927	108908849	$ 120,401.46	85	30	ARM	191 BPS	to be assigned
928	108908880	$ 156,227.62	90	34	ARM	191 BPS	to be assigned
929	108908997	$ 144,138.34	85	30	fixed	131 BPS	to be assigned
930	108909359	$ 269,479.93	90	34	ARM	191 BPS	to be assigned
931	108909680	$ 150,787.88	90	34	ARM	191 BPS	to be assigned
932	108909706	$ 91,709.34	85	30	ARM	191 BPS	to be assigned
933	108909888	$ 75,906.65	95	37	ARM	191 BPS	to be assigned
934	108909938	$ 146,907.59	90	34	ARM	191 BPS	to be assigned
935	108910035	$ 121,336.42	90	34	ARM	191 BPS	to be assigned
936	108910084	$ 52,136.71	95	37	ARM	191 BPS	to be assigned
937	108910100	$ 85,747.87	85	30	ARM	191 BPS	to be assigned
938	108910118	$ 137,498.63	90	34	ARM	191 BPS	to be assigned
939	108910126	$ 74,953.80	95	37	ARM	191 BPS	to be assigned
940	108910159	$ 79,983.72	90	34	ARM	191 BPS	to be assigned
941	108910175	$ 74,130.19	95	37	ARM	191 BPS	to be assigned
942	108910282	$ 228,462.08	95	37	ARM	191 BPS	to be assigned
943	108910357	$ 79,470.00	90	34	ARM	191 BPS	to be assigned
944	108910399	$ 83,581.16	95	37	ARM	191 BPS	to be assigned
945	108910696	$ 134,591.69	93	36	ARM	191 BPS	to be assigned
946	108910753	$ 143,618.60	90	34	fixed	131 BPS	to be assigned
947	108910845	$ 259,505.33	81	27	ARM	191 BPS	to be assigned
948	108910910	$ 263,287.07	85	30	ARM	191 BPS	to be assigned
949	108910928	$ 120,282.55	90	34	ARM	191 BPS	to be assigned
950	108911124	$ 163,669.52	100	40	ARM	191 BPS	to be assigned
951	108911280	$ 66,421.88	90	34	fixed	131 BPS	to be assigned
952	108911298	$ 76,212.26	95	37	ARM	191 BPS	to be assigned
953	108911389	$ 78,468.88	85	30	ARM	191 BPS	to be assigned
954	108911439	$ 56,909.02	95	37	ARM	191 BPS	to be assigned
955	108911694	$ 87,349.90	85	30	ARM	191 BPS	to be assigned
956	108911793	$ 104,258.73	95	37	ARM	191 BPS	to be assigned
957	108911959	$ 88,215.35	85	30	ARM	191 BPS	to be assigned
958	108911975	$ 211,155.67	90	34	ARM	191 BPS	to be assigned
959	108912015	$ 271,655.46	85	30	ARM	191 BPS	to be assigned
960	108912130	$ 156,516.61	95	37	ARM	191 BPS	to be assigned
961	108912239	$ 106,800.10	82	28	ARM	191 BPS	to be assigned
962	108912494	$ 251,375.46	90	34	ARM	191 BPS	to be assigned
963	108912536	$ 66,328.79	95	37	ARM	191 BPS	to be assigned
964	108912569	$ 165,628.09	83	28	fixed	131 BPS	to be assigned
965	108912593	$ 195,713.75	89	33	ARM	191 BPS	to be assigned
966	108912726	$ 132,846.40	85	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

967	108912791	$ 174,267.11	90	34	ARM	191 BPS	to be assigned
968	108913039	$ 67,342.64	90	34	fixed	131 BPS	to be assigned
969	108913054	$ 227,615.69	95	37	fixed	131 BPS	to be assigned
970	108913153	$ 81,827.01	100	40	fixed	131 BPS	to be assigned
971	108913237	$ 251,253.05	95	37	fixed	131 BPS	to be assigned
972	108913252	$ 61,079.70	85	30	fixed	131 BPS	to be assigned
973	108913294	$ 63,550.29	85	30	fixed	131 BPS	to be assigned
974	108913450	$ 188,536.82	95	37	ARM	191 BPS	to be assigned
975	108913468	$ 157,157.54	88	33	fixed	131 BPS	to be assigned
976	108913682	$ 125,908.75	88	32	fixed	131 BPS	to be assigned
977	108913872	$ 152,553.74	90	34	fixed	131 BPS	to be assigned
978	108913955	$ 130,277.07	83	28	fixed	131 BPS	to be assigned
979	108914045	$ 60,732.65	95	37	fixed	131 BPS	to be assigned
980	108914102	$ 76,336.54	84	29	fixed	131 BPS	to be assigned
981	108914201	$ 284,528.51	95	37	ARM	191 BPS	to be assigned
982	108914250	$ 61,963.63	90	34	fixed	131 BPS	to be assigned
983	108914532	$ 139,546.76	88	32	fixed	131 BPS	to be assigned
984	108914573	$ 360,133.07	95	37	ARM	191 BPS	to be assigned
985	108914623	$ 139,686.38	82	28	fixed	131 BPS	to be assigned
986	108914649	$ 60,150.84	90	34	fixed	131 BPS	to be assigned
987	108914680	$ 395,058.37	90	34	ARM	191 BPS	to be assigned
988	108914755	$ 238,782.86	95	37	ARM	191 BPS	to be assigned
989	108914789	$ 56,797.59	95	37	ARM	191 BPS	to be assigned
990	108914888	$ 107,858.94	90	34	fixed	131 BPS	to be assigned
991	108915042	$ 251,452.08	95	37	fixed	131 BPS	to be assigned
992	108915067	$ 101,721.87	85	30	fixed	131 BPS	to be assigned
993	108915083	$ 107,767.52	90	34	ARM	191 BPS	to be assigned
994	108915174	$ 224,465.00	90	34	ARM	191 BPS	to be assigned
995	108915216	$ 151,626.96	95	37	fixed	131 BPS	to be assigned
996	108915315	$ 94,242.34	90	34	fixed	131 BPS	to be assigned
997	108915349	$ 112,221.18	90	34	fixed	131 BPS	to be assigned
998	108915372	$ 125,555.19	90	34	fixed	131 BPS	to be assigned
999	108915414	$ 68,750.05	95	37	fixed	131 BPS	to be assigned
1000	108915471	$ 168,029.32	94	36	ARM	191 BPS	to be assigned
1001	108915505	$ 115,839.89	82	27	ARM	191 BPS	to be assigned
1002	108915620	$ 110,344.06	85	30	ARM	191 BPS	to be assigned
1003	108915745	$ 89,067.30	85	30	ARM	191 BPS	to be assigned
1004	108915885	$ 104,270.50	95	37	ARM	191 BPS	to be assigned
1005	108915893	$ 161,782.98	95	37	fixed	131 BPS	to be assigned
1006	108915976	$ 124,841.33	90	34	fixed	131 BPS	to be assigned
1007	108916123	$ 359,256.46	90	34	ARM	191 BPS	to be assigned
1008	108916255	$ 143,392.52	90	34	ARM	191 BPS	to be assigned
1009	108916321	$ 103,902.44	90	34	fixed	131 BPS	to be assigned
1010	108916396	$ 188,321.47	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1011	108916438	$ 171,488.95	90	34	ARM	191 BPS	to be assigned
1012	108916685	$ 49,906.59	85	30	ARM	191 BPS	to be assigned
1013	108916826	$ 137,460.57	83	29	ARM	191 BPS	to be assigned
1014	108916941	$ 130,046.72	90	34	ARM	191 BPS	to be assigned
1015	108917071	$ 65,365.16	85	30	ARM	191 BPS	to be assigned
1016	108917089	$ 107,732.34	90	34	ARM	191 BPS	to be assigned
1017	108917287	$ 118,582.02	90	34	ARM	191 BPS	to be assigned
1018	108917303	$ 66,377.04	95	37	ARM	191 BPS	to be assigned
1019	108917501	$ 199,074.86	95	37	fixed	131 BPS	to be assigned
1020	108917592	$ 67,760.26	95	37	fixed	131 BPS	to be assigned
1021	108917600	$ 343,957.31	95	37	fixed	131 BPS	to be assigned
1022	108917618	$ 56,387.90	95	37	fixed	131 BPS	to be assigned
1023	108917626	$ 215,506.35	90	34	ARM	191 BPS	to be assigned
1024	108917675	$ 155,374.80	90	34	ARM	191 BPS	to be assigned
1025	108917881	$ 309,894.57	90	34	ARM	191 BPS	to be assigned
1026	108917907	$ 144,458.23	81	26	fixed	131 BPS	to be assigned
1027	108917964	$ 360,015.63	95	37	ARM	191 BPS	to be assigned
1028	108918103	$ 296,642.93	95	37	ARM	191 BPS	to be assigned
1029	108918210	$ 133,197.93	90	34	ARM	191 BPS	to be assigned
1030	108918251	$ 81,541.00	95	37	ARM	191 BPS	to be assigned
1031	108918442	$ 399,102.06	89	33	ARM	191 BPS	to be assigned
1032	108918459	$ 209,416.22	84	29	ARM	191 BPS	to be assigned
1033	108918749	$ 69,069.34	95	37	fixed	131 BPS	to be assigned
1034	108918822	$ 178,788.62	90	34	ARM	191 BPS	to be assigned
1035	108918962	$ 107,804.33	90	34	fixed	131 BPS	to be assigned
1036	108919051	$ 64,482.77	85	30	ARM	191 BPS	to be assigned
1037	108919473	$ 107,730.14	82	28	ARM	191 BPS	to be assigned
1038	108919499	$ 156,465.86	83	28	ARM	191 BPS	to be assigned
1039	108919572	$ 153,507.98	95	37	ARM	191 BPS	to be assigned
1040	108919655	$ 139,848.71	85	30	fixed	131 BPS	to be assigned
1041	108919812	$ 92,017.30	90	34	ARM	191 BPS	to be assigned
1042	108919846	$ 184,409.04	90	34	fixed	131 BPS	to be assigned
1043	108919853	$ 289,866.52	95	37	ARM	191 BPS	to be assigned
1044	108919903	$ 215,002.59	94	36	fixed	131 BPS	to be assigned
1045	108919929	$ 110,497.37	90	34	fixed	131 BPS	to be assigned
1046	108919986	$ 101,162.55	91	35	ARM	191 BPS	to be assigned
1047	108920000	$ 119,483.81	90	34	ARM	191 BPS	to be assigned
1048	108920315	$ 144,786.60	88	32	ARM	191 BPS	to be assigned
1049	108920430	$ 121,270.22	90	34	ARM	191 BPS	to be assigned
1050	108920463	$ 108,944.69	95	37	fixed	131 BPS	to be assigned
1051	108920562	$ 116,818.54	90	34	ARM	191 BPS	to be assigned
1052	108920638	$ 130,170.84	100	40	fixed	131 BPS	to be assigned
1053	108921115	$ 80,532.46	90	34	fixed	131 BPS	to be assigned
1054	108921172	$ 77,226.60	90	34	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1055	108921222	$ 296,742.18	85	30	ARM	191 BPS	to be assigned
1056	108921362	$ 102,412.20	90	34	ARM	191 BPS	to be assigned
1057	108921420	$ 85,979.53	95	37	ARM	191 BPS	to be assigned
1058	108921586	$ 116,772.81	90	34	ARM	191 BPS	to be assigned
1059	108921685	$ 55,246.59	90	34	fixed	131 BPS	to be assigned
1060	108921735	$ 184,988.76	90	34	ARM	191 BPS	to be assigned
1061	108921891	$ 299,770.64	90	34	fixed	131 BPS	to be assigned
1062	108921958	$ 148,198.46	90	34	ARM	191 BPS	to be assigned
1063	108921974	$ 147,729.12	95	37	fixed	131 BPS	to be assigned
1064	108922212	$ 74,320.80	85	30	fixed	131 BPS	to be assigned
1065	108922303	$ 300,925.13	90	34	ARM	191 BPS	to be assigned
1066	108922329	$ 113,327.60	95	37	fixed	131 BPS	to be assigned
1067	108922378	$ 123,031.26	85	30	fixed	131 BPS	to be assigned
1068	108922519	$ 411,111.97	81	26	ARM	191 BPS	to be assigned
1069	108922527	$ 140,790.13	85	30	ARM	191 BPS	to be assigned
1070	108922857	$ 94,265.79	90	34	fixed	131 BPS	to be assigned
1071	108922923	$ 75,815.70	95	37	ARM	191 BPS	to be assigned
1072	108923061	$ 116,753.15	90	34	ARM	191 BPS	to be assigned
1073	108923079	$ 215,604.51	90	34	ARM	191 BPS	to be assigned
1074	108923137	$ 137,441.39	95	37	ARM	191 BPS	to be assigned
1075	108923145	$ 136,499.58	90	34	fixed	131 BPS	to be assigned
1076	108923418	$ 80,383.45	90	34	ARM	191 BPS	to be assigned
1077	108923541	$ 146,966.37	95	37	ARM	191 BPS	to be assigned
1078	108923566	$ 125,705.66	90	34	ARM	191 BPS	to be assigned
1079	108923624	$ 116,859.09	90	34	ARM	191 BPS	to be assigned
1080	108923657	$ 205,719.43	95	37	ARM	191 BPS	to be assigned
1081	108923699	$ 274,278.71	89	33	ARM	191 BPS	to be assigned
1082	108923756	$ 123,928.38	90	34	ARM	191 BPS	to be assigned
1083	108923814	$ 86,349.60	82	28	ARM	191 BPS	to be assigned
1084	108923921	$ 78,602.87	90	34	ARM	191 BPS	to be assigned
1085	108923954	$ 130,068.61	90	34	ARM	191 BPS	to be assigned
1086	108923962	$ 77,622.11	85	30	ARM	191 BPS	to be assigned
1087	108924002	$ 86,321.42	95	37	ARM	191 BPS	to be assigned
1088	108924051	$ 192,521.02	85	30	ARM	191 BPS	to be assigned
1089	108924267	$ 89,567.33	85	30	ARM	191 BPS	to be assigned
1090	108924309	$ 179,624.06	90	34	ARM	191 BPS	to be assigned
1091	108924341	$ 242,397.78	90	34	ARM	191 BPS	to be assigned
1092	108924424	$ 121,257.09	90	34	ARM	191 BPS	to be assigned
1093	108924630	$ 378,616.35	95	37	ARM	191 BPS	to be assigned
1094	108924655	$ 415,405.42	85	30	ARM	191 BPS	to be assigned
1095	108924671	$ 80,594.07	95	37	ARM	191 BPS	to be assigned
1096	108924960	$ 287,266.38	90	34	ARM	191 BPS	to be assigned
1097	108925116	$ 83,514.35	90	34	ARM	191 BPS	to be assigned
1098	108925157	$ 73,624.50	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1099	108925298	$ 63,773.27	95	37	fixed	131 BPS	to be assigned
1100	108925421	$ 184,034.61	90	34	ARM	191 BPS	to be assigned
1101	108925470	$ 245,352.06	90	34	ARM	191 BPS	to be assigned
1102	108925504	$ 393,569.21	95	37	ARM	191 BPS	to be assigned
1103	108925520	$ 100,374.51	90	34	ARM	191 BPS	to be assigned
1104	108925611	$ 91,031.36	95	37	ARM	191 BPS	to be assigned
1105	108925876	$ 109,028.60	95	37	ARM	191 BPS	to be assigned
1106	108925892	$ 138,396.02	90	34	ARM	191 BPS	to be assigned
1107	108925975	$ 75,129.24	90	34	ARM	191 BPS	to be assigned
1108	108925983	$ 269,285.99	90	34	ARM	191 BPS	to be assigned
1109	108926155	$ 138,375.80	85	30	fixed	131 BPS	to be assigned
1110	108926171	$ 233,112.62	85	30	ARM	191 BPS	to be assigned
1111	108926270	$ 61,935.28	85	30	ARM	191 BPS	to be assigned
1112	108926411	$ 269,330.87	90	34	ARM	191 BPS	to be assigned
1113	108926544	$ 249,363.84	95	37	ARM	191 BPS	to be assigned
1114	108926635	$ 148,192.93	90	34	fixed	131 BPS	to be assigned
1115	108926718	$ 124,294.81	90	34	fixed	131 BPS	to be assigned
1116	108926767	$ 215,037.45	90	34	ARM	191 BPS	to be assigned
1117	108926882	$ 203,571.53	90	34	fixed	131 BPS	to be assigned
1118	108926890	$ 206,635.62	90	34	ARM	191 BPS	to be assigned
1119	108926908	$ 167,555.04	95	37	ARM	191 BPS	to be assigned
1120	108927062	$ 221,300.20	85	30	fixed	131 BPS	to be assigned
1121	108927195	$ 105,317.04	90	34	ARM	191 BPS	to be assigned
1122	108927260	$ 79,927.48	90	34	ARM	191 BPS	to be assigned
1123	108927351	$ 108,994.05	95	37	fixed	131 BPS	to be assigned
1124	108927609	$ 403,978.41	88	32	ARM	191 BPS	to be assigned
1125	108927906	$ 62,891.60	90	34	ARM	191 BPS	to be assigned
1126	108927922	$ 67,878.05	85	30	fixed	131 BPS	to be assigned
1127	108928243	$ 170,631.92	90	34	ARM	191 BPS	to be assigned
1128	108928300	$ 52,115.14	90	34	ARM	191 BPS	to be assigned
1129	108928375	$ 160,814.95	95	37	ARM	191 BPS	to be assigned
1130	108928417	$ 70,652.13	89	33	fixed	131 BPS	to be assigned
1131	108928631	$ 161,155.81	85	30	fixed	131 BPS	to be assigned
1132	108928847	$ 80,840.79	90	34	fixed	131 BPS	to be assigned
1133	108928946	$ 187,156.52	84	29	ARM	191 BPS	to be assigned
1134	108929050	$ 248,346.90	82	27	ARM	191 BPS	to be assigned
1135	108929241	$ 255,068.88	95	37	ARM	191 BPS	to be assigned
1136	108929324	$ 189,566.01	95	37	fixed	131 BPS	to be assigned
1137	108929365	$ 90,710.15	90	34	ARM	191 BPS	to be assigned
1138	108929373	$ 169,560.12	85	30	ARM	191 BPS	to be assigned
1139	108929399	$ 197,702.40	90	34	ARM	191 BPS	to be assigned
1140	108929530	$ 299,297.24	95	37	ARM	191 BPS	to be assigned
1141	108929670	$ 168,835.07	90	34	ARM	191 BPS	to be assigned
1142	108929746	$ 287,341.81	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1143	108929787	$ 116,519.21	95	37	ARM	191 BPS	to be assigned
1144	108929795	$ 125,632.91	90	34	ARM	191 BPS	to be assigned
1145	108929837	$ 61,991.94	90	34	ARM	191 BPS	to be assigned
1146	108930454	$ 89,817.26	95	37	fixed	131 BPS	to be assigned
1147	108930769	$ 242,444.65	90	34	ARM	191 BPS	to be assigned
1148	108930785	$ 141,152.71	95	37	ARM	191 BPS	to be assigned
1149	108930926	$ 224,917.87	85	30	fixed	131 BPS	to be assigned
1150	108931114	$ 274,434.50	85	30	ARM	191 BPS	to be assigned
1151	108931130	$ 255,121.49	95	37	ARM	191 BPS	to be assigned
1152	108931155	$ 123,326.86	95	37	fixed	131 BPS	to be assigned
1153	108931353	$ 114,698.36	87	32	ARM	191 BPS	to be assigned
1154	108931403	$ 172,689.40	89	33	fixed	131 BPS	to be assigned
1155	108931544	$ 212,068.52	85	30	ARM	191 BPS	to be assigned
1156	108931833	$ 163,179.55	95	37	fixed	131 BPS	to be assigned
1157	108931858	$ 146,907.83	95	37	ARM	191 BPS	to be assigned
1158	108931866	$ 206,525.30	90	34	ARM	191 BPS	to be assigned
1159	108931890	$ 187,722.69	95	37	ARM	191 BPS	to be assigned
1160	108931932	$ 152,769.91	85	30	ARM	191 BPS	to be assigned
1161	108931965	$ 156,889.91	85	30	fixed	131 BPS	to be assigned
1162	108932054	$ 260,409.41	90	34	fixed	131 BPS	to be assigned
1163	108932112	$ 94,902.14	95	37	fixed	131 BPS	to be assigned
1164	108932203	$ 224,495.93	90	34	ARM	191 BPS	to be assigned
1165	108932419	$ 71,891.72	90	34	ARM	191 BPS	to be assigned
1166	108932435	$ 136,563.78	90	34	ARM	191 BPS	to be assigned
1167	108932443	$ 99,815.94	89	33	ARM	191 BPS	to be assigned
1168	108932609	$ 162,530.28	90	34	ARM	191 BPS	to be assigned
1169	108932690	$ 137,545.53	85	30	ARM	191 BPS	to be assigned
1170	108932724	$ 59,211.42	85	30	fixed	131 BPS	to be assigned
1171	108932740	$ 174,460.63	90	34	fixed	131 BPS	to be assigned
1172	108932781	$ 184,241.34	90	34	ARM	191 BPS	to be assigned
1173	108932948	$ 107,776.51	90	34	ARM	191 BPS	to be assigned
1174	108933052	$ 106,301.03	82	27	fixed	131 BPS	to be assigned
1175	108933060	$ 206,360.73	90	34	ARM	191 BPS	to be assigned
1176	108933086	$ 114,503.00	90	34	ARM	191 BPS	to be assigned
1177	108933136	$ 145,780.56	95	37	fixed	131 BPS	to be assigned
1178	108933144	$ 134,767.70	90	34	fixed	131 BPS	to be assigned
1179	108933268	$ 94,805.79	90	34	fixed	131 BPS	to be assigned
1180	108933326	$ 207,955.09	85	30	ARM	191 BPS	to be assigned
1181	108933342	$ 144,972.44	95	37	ARM	191 BPS	to be assigned
1182	108933367	$ 50,241.58	90	34	ARM	191 BPS	to be assigned
1183	108933391	$ 100,913.02	85	30	fixed	131 BPS	to be assigned
1184	108933482	$ 132,997.60	90	34	fixed	131 BPS	to be assigned
1185	108933490	$ 118,611.44	95	37	ARM	191 BPS	to be assigned
1186	108933581	$ 54,315.83	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1187	108933607	$ 61,121.67	90	34	ARM	191 BPS	to be assigned
1188	108933623	$ 80,622.38	85	30	fixed	131 BPS	to be assigned
1189	108933839	$ 55,129.87	85	30	ARM	191 BPS	to be assigned
1190	108933888	$ 294,082.11	84	29	ARM	191 BPS	to be assigned
1191	108933938	$ 157,108.51	90	34	ARM	191 BPS	to be assigned
1192	108933953	$ 69,905.09	85	30	ARM	191 BPS	to be assigned
1193	108934019	$ 120,065.38	90	34	ARM	191 BPS	to be assigned
1194	108934092	$ 313,699.02	95	37	ARM	191 BPS	to be assigned
1195	108934159	$ 118,604.13	95	37	ARM	191 BPS	to be assigned
1196	108934183	$ 184,256.58	90	34	ARM	191 BPS	to be assigned
1197	108934217	$ 63,407.23	94	37	ARM	191 BPS	to be assigned
1198	108934233	$ 107,745.72	83	28	fixed	131 BPS	to be assigned
1199	108934241	$ 159,898.13	90	34	ARM	191 BPS	to be assigned
1200	108934415	$ 63,922.19	86	30	ARM	191 BPS	to be assigned
1201	108934571	$ 74,941.83	94	36	fixed	131 BPS	to be assigned
1202	108934746	$ 191,983.20	93	36	ARM	191 BPS	to be assigned
1203	108934852	$ 103,152.23	95	37	ARM	191 BPS	to be assigned
1204	108934860	$ 74,545.36	84	29	ARM	191 BPS	to be assigned
1205	108935099	$ 161,761.19	90	34	ARM	191 BPS	to be assigned
1206	108935123	$ 93,914.11	95	37	ARM	191 BPS	to be assigned
1207	108935248	$ 146,893.34	95	37	ARM	191 BPS	to be assigned
1208	108935305	$ 58,975.12	85	30	ARM	191 BPS	to be assigned
1209	108935347	$ 244,572.79	88	32	ARM	191 BPS	to be assigned
1210	108935362	$ 76,390.59	90	34	fixed	131 BPS	to be assigned
1211	108935487	$ 59,316.73	90	34	ARM	191 BPS	to be assigned
1212	108935495	$ 63,680.04	85	30	ARM	191 BPS	to be assigned
1213	108935545	$ 104,321.31	95	37	ARM	191 BPS	to be assigned
1214	108935610	$ 156,551.45	95	37	ARM	191 BPS	to be assigned
1215	108935644	$ 222,930.53	95	37	fixed	131 BPS	to be assigned
1216	108935685	$ 167,615.00	86	31	fixed	131 BPS	to be assigned
1217	108935727	$ 60,975.32	85	30	fixed	131 BPS	to be assigned
1218	108935750	$ 345,280.39	85	30	ARM	191 BPS	to be assigned
1219	108935776	$ 99,652.41	90	34	ARM	191 BPS	to be assigned
1220	108935891	$ 89,136.93	85	30	ARM	191 BPS	to be assigned
1221	108935958	$ 131,826.40	95	37	ARM	191 BPS	to be assigned
1222	108935974	$ 101,797.46	85	30	ARM	191 BPS	to be assigned
1223	108936030	$ 74,872.63	95	37	ARM	191 BPS	to be assigned
1224	108936063	$ 183,665.49	85	30	ARM	191 BPS	to be assigned
1225	108936105	$ 225,776.58	95	37	fixed	131 BPS	to be assigned
1226	108936345	$ 141,815.99	90	34	ARM	191 BPS	to be assigned
1227	108936667	$ 203,908.37	95	37	ARM	191 BPS	to be assigned
1228	108936758	$ 115,825.56	83	28	ARM	191 BPS	to be assigned
1229	108936774	$ 117,960.46	90	34	ARM	191 BPS	to be assigned
1230	108936881	$ 86,724.52	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1231	108936931	$ 72,110.83	85	30	fixed	131 BPS	to be assigned
1232	108936949	$ 70,124.62	90	34	ARM	191 BPS	to be assigned
1233	108936964	$ 132,784.72	88	32	ARM	191 BPS	to be assigned
1234	108936998	$ 159,170.12	90	34	ARM	191 BPS	to be assigned
1235	108937020	$ 144,141.89	85	30	fixed	131 BPS	to be assigned
1236	108937095	$ 169,653.58	81	26	ARM	191 BPS	to be assigned
1237	108937129	$ 246,096.64	90	34	fixed	131 BPS	to be assigned
1238	108937137	$ 85,286.47	95	37	fixed	131 BPS	to be assigned
1239	108937392	$ 279,731.32	95	37	ARM	191 BPS	to be assigned
1240	108937418	$ 79,087.62	90	34	ARM	191 BPS	to be assigned
1241	108937608	$ 132,836.61	95	37	ARM	191 BPS	to be assigned
1242	108937731	$ 117,764.98	90	34	ARM	191 BPS	to be assigned
1243	108937749	$ 121,315.09	90	34	ARM	191 BPS	to be assigned
1244	108937764	$ 72,161.25	85	30	ARM	191 BPS	to be assigned
1245	108937830	$ 121,320.96	85	30	ARM	191 BPS	to be assigned
1246	108937863	$ 194,903.45	90	34	ARM	191 BPS	to be assigned
1247	108938044	$ 126,516.79	85	30	fixed	131 BPS	to be assigned
1248	108938200	$ 170,769.28	95	37	fixed	131 BPS	to be assigned
1249	108938291	$ 114,653.35	85	30	ARM	191 BPS	to be assigned
1250	108938366	$ 95,228.72	89	33	fixed	131 BPS	to be assigned
1251	108938416	$ 80,876.96	90	34	fixed	131 BPS	to be assigned
1252	108938465	$ 53,576.32	90	34	ARM	191 BPS	to be assigned
1253	108938622	$ 251,234.69	95	37	fixed	131 BPS	to be assigned
1254	108938630	$ 248,654.43	88	33	fixed	131 BPS	to be assigned
1255	108938713	$ 115,743.96	95	37	fixed	131 BPS	to be assigned
1256	108938788	$ 347,510.85	85	30	fixed	131 BPS	to be assigned
1257	108938853	$ 284,866.65	90	34	fixed	131 BPS	to be assigned
1258	108938960	$ 80,781.26	90	34	fixed	131 BPS	to be assigned
1259	108938986	$ 87,888.53	91	34	fixed	131 BPS	to be assigned
1260	108938994	$ 114,576.44	95	37	fixed	131 BPS	to be assigned
1261	108939000	$ 137,438.29	95	37	ARM	191 BPS	to be assigned
1262	108939026	$ 124,507.42	85	30	fixed	131 BPS	to be assigned
1263	108939042	$ 200,514.99	90	34	fixed	131 BPS	to be assigned
1264	108939067	$ 58,425.14	90	34	ARM	191 BPS	to be assigned
1265	108939117	$ 69,261.26	95	37	fixed	131 BPS	to be assigned
1266	108939455	$ 98,720.81	83	28	fixed	131 BPS	to be assigned
1267	108939471	$ 147,455.45	85	30	fixed	131 BPS	to be assigned
1268	108939513	$ 159,615.76	84	29	fixed	131 BPS	to be assigned
1269	108939596	$ 123,077.22	85	30	ARM	191 BPS	to be assigned
1270	108939687	$ 182,449.74	90	34	fixed	131 BPS	to be assigned
1271	108939729	$ 237,139.25	95	37	fixed	131 BPS	to be assigned
1272	108939760	$ 190,627.73	85	30	ARM	191 BPS	to be assigned
1273	108939810	$ 122,503.22	85	30	fixed	131 BPS	to be assigned
1274	108939877	$ 340,572.27	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1275	108939919	$ 125,801.91	90	34	fixed	131 BPS	to be assigned
1276	108939943	$ 233,361.88	85	30	ARM	191 BPS	to be assigned
1277	108939968	$ 246,609.61	95	37	fixed	131 BPS	to be assigned
1278	108939992	$ 197,687.06	90	34	ARM	191 BPS	to be assigned
1279	108940065	$ 119,687.69	85	29	ARM	191 BPS	to be assigned
1280	108940164	$ 85,378.69	95	37	fixed	131 BPS	to be assigned
1281	108940289	$ 91,853.16	82	27	fixed	131 BPS	to be assigned
1282	108940701	$ 115,026.31	90	34	ARM	191 BPS	to be assigned
1283	108940883	$ 59,705.76	90	34	ARM	191 BPS	to be assigned
1284	108941030	$ 84,923.67	85	30	ARM	191 BPS	to be assigned
1285	108941063	$ 75,864.25	89	33	fixed	131 BPS	to be assigned
1286	108941147	$ 53,149.22	95	37	ARM	191 BPS	to be assigned
1287	108941154	$ 112,339.08	90	34	ARM	191 BPS	to be assigned
1288	108941204	$ 112,316.84	90	34	ARM	191 BPS	to be assigned
1289	108941352	$ 126,511.81	90	34	ARM	191 BPS	to be assigned
1290	108941600	$ 292,295.63	90	34	ARM	191 BPS	to be assigned
1291	108941683	$ 118,464.29	95	37	fixed	131 BPS	to be assigned
1292	108941741	$ 332,811.65	95	37	fixed	131 BPS	to be assigned
1293	108941774	$ 169,667.11	85	30	ARM	191 BPS	to be assigned
1294	108941782	$ 139,247.11	90	34	fixed	131 BPS	to be assigned
1295	108941865	$ 61,998.90	90	34	fixed	131 BPS	to be assigned
1296	108941907	$ 279,398.09	90	34	ARM	191 BPS	to be assigned
1297	108942145	$ 168,044.35	90	34	fixed	131 BPS	to be assigned
1298	108942301	$ 62,435.49	90	34	fixed	131 BPS	to be assigned
1299	108942343	$ 55,182.83	85	30	ARM	191 BPS	to be assigned
1300	108942350	$ 50,937.98	85	30	ARM	191 BPS	to be assigned
1301	108942368	$ 50,937.98	85	30	ARM	191 BPS	to be assigned
1302	108942459	$ 62,832.71	90	34	ARM	191 BPS	to be assigned
1303	108942533	$ 96,765.52	95	37	ARM	191 BPS	to be assigned
1304	108942657	$ 218,020.16	95	37	ARM	191 BPS	to be assigned
1305	108942665	$ 143,798.12	90	34	fixed	131 BPS	to be assigned
1306	108942731	$ 139,780.90	85	30	ARM	191 BPS	to be assigned
1307	108942772	$ 83,518.03	90	34	ARM	191 BPS	to be assigned
1308	108942806	$ 140,077.70	85	30	ARM	191 BPS	to be assigned
1309	108942814	$ 62,820.75	90	34	ARM	191 BPS	to be assigned
1310	108942889	$ 148,000.46	95	37	ARM	191 BPS	to be assigned
1311	108942913	$ 99,547.04	95	37	ARM	191 BPS	to be assigned
1312	108943341	$ 57,308.92	84	29	fixed	131 BPS	to be assigned
1313	108943358	$ 389,072.65	84	29	fixed	131 BPS	to be assigned
1314	108943432	$ 152,448.59	90	34	fixed	131 BPS	to be assigned
1315	108943457	$ 394,556.36	90	34	ARM	191 BPS	to be assigned
1316	109129437	$ 130,251.69	87	32	ARM	191 BPS	to be assigned
1317	109129551	$ 378,468.49	95	37	ARM	191 BPS	to be assigned
1318	109129593	$ 349,615.39	100	40	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1319	109129619	$ 289,494.31	85	30	ARM	191 BPS	to be assigned
1320	109129700	$ 194,409.05	92	35	ARM	191 BPS	to be assigned
1321	109129759	$ 199,640.92	87	31	ARM	191 BPS	to be assigned
1322	109129825	$ 254,612.67	85	30	ARM	191 BPS	to be assigned
1323	109129841	$ 340,597.18	90	34	ARM	191 BPS	to be assigned
1324	109129908	$ 227,621.41	95	37	ARM	191 BPS	to be assigned
1325	109129916	$ 328,403.53	89	33	ARM	191 BPS	to be assigned
1326	109129924	$ 289,568.19	85	30	fixed	131 BPS	to be assigned
1327	109129999	$ 264,643.19	100	40	ARM	191 BPS	to be assigned
1328	109130047	$ 275,171.82	95	37	ARM	191 BPS	to be assigned
1329	109130112	$ 195,267.11	85	30	ARM	191 BPS	to be assigned
1330	109130179	$ 110,376.28	85	30	ARM	191 BPS	to be assigned
1331	109130195	$ 193,696.39	82	27	ARM	191 BPS	to be assigned
1332	109130211	$ 227,722.76	95	37	ARM	191 BPS	to be assigned
1333	109130336	$ 269,601.97	90	34	ARM	191 BPS	to be assigned
1334	109130377	$ 129,773.29	85	30	ARM	191 BPS	to be assigned
1335	109130401	$ 147,041.47	95	37	ARM	191 BPS	to be assigned
1336	109130419	$ 141,377.89	95	37	fixed	131 BPS	to be assigned
1337	109130468	$ 269,505.74	90	34	ARM	191 BPS	to be assigned
1338	109130484	$ 445,879.10	90	34	ARM	191 BPS	to be assigned
1339	109130492	$ 294,638.34	90	34	ARM	191 BPS	to be assigned
1340	109130526	$ 292,410.87	85	30	ARM	191 BPS	to be assigned
1341	109130542	$ 273,188.67	85	30	ARM	191 BPS	to be assigned
1342	109130708	$ 431,369.51	90	34	ARM	191 BPS	to be assigned
1343	109130781	$ 179,739.20	100	40	ARM	191 BPS	to be assigned
1344	109130799	$ 161,653.31	90	34	ARM	191 BPS	to be assigned
1345	109130872	$ 104,179.25	85	30	ARM	191 BPS	to be assigned
1346	109130906	$ 131,577.03	85	30	ARM	191 BPS	to be assigned
1347	109130914	$ 232,145.41	95	37	ARM	191 BPS	to be assigned
1348	109130948	$ 265,939.97	90	34	ARM	191 BPS	to be assigned
1349	109131003	$ 112,337.44	89	33	ARM	191 BPS	to be assigned
1350	109131045	$ 88,735.65	89	33	ARM	191 BPS	to be assigned
1351	109131094	$ 73,055.56	85	30	ARM	191 BPS	to be assigned
1352	109131136	$ 148,249.68	90	34	ARM	191 BPS	to be assigned
1353	109131466	$ 35,954.38	90	34	ARM	191 BPS	to be assigned
1354	109131516	$ 151,873.53	90	34	ARM	191 BPS	to be assigned
1355	109131524	$ 196,711.02	90	34	ARM	191 BPS	to be assigned
1356	109131631	$ 224,897.49	85	30	fixed	131 BPS	to be assigned
1357	109131722	$ 67,421.86	90	34	fixed	131 BPS	to be assigned
1358	109131847	$ 233,449.04	90	34	ARM	191 BPS	to be assigned
1359	109131995	$ 180,089.48	95	37	ARM	191 BPS	to be assigned
1360	109132001	$ 254,579.92	85	30	ARM	191 BPS	to be assigned
1361	109132019	$ 188,763.00	90	34	ARM	191 BPS	to be assigned
1362	109132035	$ 146,546.97	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1363	109132159	$ 211,377.50	95	37	ARM	191 BPS	to be assigned
1364	109132209	$ 107,887.59	90	34	ARM	191 BPS	to be assigned
1365	109132217	$ 184,259.03	90	34	ARM	191 BPS	to be assigned
1366	109132357	$ 155,804.91	90	34	ARM	191 BPS	to be assigned
1367	109132472	$ 211,926.15	85	30	ARM	191 BPS	to be assigned
1368	109132498	$ 158,386.01	95	37	ARM	191 BPS	to be assigned
1369	109132522	$ 236,993.86	95	37	fixed	131 BPS	to be assigned
1370	109132563	$ 159,994.99	90	34	ARM	191 BPS	to be assigned
1371	109132662	$ 152,628.93	90	34	ARM	191 BPS	to be assigned
1372	109132670	$ 189,614.20	95	37	fixed	131 BPS	to be assigned
1373	109132779	$ 338,401.34	90	34	ARM	191 BPS	to be assigned
1374	109132837	$ 109,093.72	95	37	ARM	191 BPS	to be assigned
1375	109132860	$ 242,599.67	90	34	ARM	191 BPS	to be assigned
1376	109132985	$ 224,853.36	85	30	ARM	191 BPS	to be assigned
1377	109132993	$ 237,778.19	90	34	ARM	191 BPS	to be assigned
1378	109133074	$ 127,110.21	84	29	ARM	191 BPS	to be assigned
1379	109133140	$ 241,746.31	90	34	ARM	191 BPS	to be assigned
1380	109133173	$ 152,762.92	90	34	ARM	191 BPS	to be assigned
1381	109133223	$ 359,495.28	85	30	ARM	191 BPS	to be assigned
1382	109133249	$ 339,289.86	85	30	ARM	191 BPS	to be assigned
1383	109133256	$ 100,178.55	90	34	ARM	191 BPS	to be assigned
1384	109133280	$ 233,361.86	85	30	ARM	191 BPS	to be assigned
1385	109133405	$ 157,240.52	85	30	ARM	191 BPS	to be assigned
1386	109133520	$ 229,079.88	85	30	ARM	191 BPS	to be assigned
1387	109133611	$ 194,840.15	90	34	ARM	191 BPS	to be assigned
1388	109133728	$ 212,254.59	85	30	ARM	191 BPS	to be assigned
1389	109133744	$ 301,305.17	85	30	ARM	191 BPS	to be assigned
1390	109133777	$ 296,544.36	90	34	ARM	191 BPS	to be assigned
1391	109133785	$ 119,821.32	100	40	ARM	191 BPS	to be assigned
1392	109133835	$ 269,555.19	90	34	ARM	191 BPS	to be assigned
1393	109134007	$ 224,946.09	85	30	ARM	191 BPS	to be assigned
1394	109134023	$ 212,182.96	85	30	ARM	191 BPS	to be assigned
1395	109134049	$ 351,752.35	85	30	ARM	191 BPS	to be assigned
1396	109134106	$ 337,017.21	90	34	ARM	191 BPS	to be assigned
1397	109134122	$ 297,009.89	85	30	ARM	191 BPS	to be assigned
1398	109134197	$ 82,357.68	85	30	ARM	191 BPS	to be assigned
1399	109134213	$ 143,787.71	90	34	ARM	191 BPS	to be assigned
1400	109134288	$ 398,405.91	95	37	ARM	191 BPS	to be assigned
1401	109134353	$ 319,498.23	85	30	fixed	131 BPS	to be assigned
1402	109134528	$ 92,028.41	95	37	ARM	191 BPS	to be assigned
1403	109134536	$ 449,369.12	83	28	ARM	191 BPS	to be assigned
1404	109134619	$ 260,570.03	90	34	ARM	191 BPS	to be assigned
1405	109134668	$ 130,750.75	82	27	ARM	191 BPS	to be assigned
1406	109134718	$ 175,210.88	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1407	109134775	$ 233,447.79	85	30	ARM	191 BPS	to be assigned
1408	109134809	$ 130,088.43	90	34	ARM	191 BPS	to be assigned
1409	109134833	$ 208,672.93	95	37	ARM	191 BPS	to be assigned
1410	109134981	$ 247,059.91	88	33	ARM	191 BPS	to be assigned
1411	109135004	$ 103,948.68	85	30	ARM	191 BPS	to be assigned
1412	109135244	$ 125,792.42	90	34	ARM	191 BPS	to be assigned
1413	109135251	$ 124,773.37	84	29	ARM	191 BPS	to be assigned
1414	109135293	$ 64,710.05	90	34	ARM	191 BPS	to be assigned
1415	109135624	$ 109,231.34	87	32	fixed	131 BPS	to be assigned
1416	109135871	$ 25,487.05	85	30	ARM	191 BPS	to be assigned
1417	109135913	$ 107,845.51	90	34	ARM	191 BPS	to be assigned
1418	109136358	$ 267,382.11	85	30	ARM	191 BPS	to be assigned
1419	109136465	$ 285,373.61	89	33	fixed	131 BPS	to be assigned
1420	109136507	$ 126,571.64	85	30	ARM	191 BPS	to be assigned
1421	109136655	$ 107,802.24	90	34	ARM	191 BPS	to be assigned
1422	109136663	$ 102,751.58	85	30	ARM	191 BPS	to be assigned
1423	109136705	$ 44,945.16	82	27	ARM	191 BPS	to be assigned
1424	109136762	$ 125,227.69	92	35	ARM	191 BPS	to be assigned
1425	109136796	$ 88,080.99	90	34	ARM	191 BPS	to be assigned
1426	109136861	$ 107,827.61	90	34	ARM	191 BPS	to be assigned
1427	109136895	$ 175,546.60	95	37	ARM	191 BPS	to be assigned
1428	109136937	$ 91,808.50	84	29	ARM	191 BPS	to be assigned
1429	109136952	$ 89,740.76	90	34	ARM	191 BPS	to be assigned
1430	109137000	$ 142,304.20	95	37	ARM	191 BPS	to be assigned
1431	109137042	$ 47,973.95	85	30	ARM	191 BPS	to be assigned
1432	109137067	$ 88,207.77	85	30	ARM	191 BPS	to be assigned
1433	109137117	$ 143,246.84	95	37	ARM	191 BPS	to be assigned
1434	109137133	$ 364,897.87	85	30	ARM	191 BPS	to be assigned
1435	109137257	$ 323,606.05	90	34	fixed	131 BPS	to be assigned
1436	109137273	$ 255,267.17	95	37	ARM	191 BPS	to be assigned
1437	109137372	$ 251,547.55	90	34	ARM	191 BPS	to be assigned
1438	109137398	$ 327,933.69	89	33	ARM	191 BPS	to be assigned
1439	109137448	$ 201,892.12	95	37	ARM	191 BPS	to be assigned
1440	109137463	$ 144,654.62	90	34	ARM	191 BPS	to be assigned
1441	109137497	$ 335,293.32	85	30	ARM	191 BPS	to be assigned
1442	109137554	$ 284,493.25	95	37	ARM	191 BPS	to be assigned
1443	109137620	$ 302,897.55	85	30	ARM	191 BPS	to be assigned
1444	109137695	$ 203,622.92	82	27	ARM	191 BPS	to be assigned
1445	109137703	$ 266,884.60	85	30	ARM	191 BPS	to be assigned
1446	109137810	$ 182,530.04	85	30	ARM	191 BPS	to be assigned
1447	109137943	$ 296,544.36	90	34	ARM	191 BPS	to be assigned
1448	109138008	$ 86,173.35	90	34	ARM	191 BPS	to be assigned
1449	109138156	$ 131,627.86	85	30	ARM	191 BPS	to be assigned
1450	109138164	$ 134,136.69	85	30	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1451	109138230	$ 74,870.49	82	28	ARM	191 BPS	to be assigned
1452	109138255	$ 101,099.76	90	34	fixed	131 BPS	to be assigned
1453	109138354	$ 112,358.93	90	34	fixed	131 BPS	to be assigned
1454	109138420	$ 252,523.23	90	34	ARM	191 BPS	to be assigned
1455	109138461	$ 152,745.94	90	34	ARM	191 BPS	to be assigned
1456	109138479	$ 118,870.85	85	30	ARM	191 BPS	to be assigned
1457	109138495	$ 102,616.25	90	34	fixed	131 BPS	to be assigned
1458	109138545	$ 295,563.19	90	34	ARM	191 BPS	to be assigned
1459	109138602	$ 140,053.38	85	30	fixed	131 BPS	to be assigned
1460	109138644	$ 136,096.40	95	37	ARM	191 BPS	to be assigned
1461	109138651	$ 202,198.50	90	34	fixed	131 BPS	to be assigned
1462	109138693	$ 152,821.46	85	30	ARM	191 BPS	to be assigned
1463	109138735	$ 230,972.43	90	34	ARM	191 BPS	to be assigned
1464	109138776	$ 178,758.98	100	40	fixed	131 BPS	to be assigned
1465	109138859	$ 176,442.11	95	37	ARM	191 BPS	to be assigned
1466	109138982	$ 145,997.48	95	37	ARM	191 BPS	to be assigned
1467	109139014	$ 77,288.16	90	34	ARM	191 BPS	to be assigned
1468	109139055	$ 188,772.55	90	34	ARM	191 BPS	to be assigned
1469	109139105	$ 140,231.02	90	34	ARM	191 BPS	to be assigned
1470	109139113	$ 351,241.22	90	34	ARM	191 BPS	to be assigned
1471	109139220	$ 331,650.48	95	37	fixed	131 BPS	to be assigned
1472	109139238	$ 381,420.48	90	34	ARM	191 BPS	to be assigned
1473	109139279	$ 399,341.03	89	33	fixed	131 BPS	to be assigned
1474	109139337	$ 98,837.23	90	34	ARM	191 BPS	to be assigned
1475	109139345	$ 73,851.43	85	30	fixed	131 BPS	to be assigned
1476	109139386	$ 224,661.62	92	35	fixed	131 BPS	to be assigned
1477	109139394	$ 349,452.27	100	40	fixed	131 BPS	to be assigned
1478	109139428	$ 271,669.27	100	40	fixed	131 BPS	to be assigned
1479	109139477	$ 146,800.05	100	40	ARM	191 BPS	to be assigned
1480	109139493	$ 117,832.89	84	29	fixed	131 BPS	to be assigned
1481	109139519	$ 178,220.66	93	36	ARM	191 BPS	to be assigned
1482	109139535	$ 159,586.31	95	37	fixed	131 BPS	to be assigned
1483	109139543	$ 143,817.59	90	34	fixed	131 BPS	to be assigned
1484	109139550	$ 123,082.88	90	34	ARM	191 BPS	to be assigned
1485	109139568	$ 80,713.62	90	34	fixed	131 BPS	to be assigned
1486	109139642	$ 119,972.87	90	34	ARM	191 BPS	to be assigned
1487	109139683	$ 227,423.13	90	34	ARM	191 BPS	to be assigned
1488	109139717	$ 148,504.95	85	30	fixed	131 BPS	to be assigned
1489	109139725	$ 126,780.70	95	37	fixed	131 BPS	to be assigned
1490	109139741	$ 170,742.83	95	37	ARM	191 BPS	to be assigned
1491	109139881	$ 148,315.58	90	34	fixed	131 BPS	to be assigned
1492	109139899	$ 75,897.46	95	37	ARM	191 BPS	to be assigned
1493	109140236	$ 53,509.94	85	30	ARM	191 BPS	to be assigned
1494	109140335	$ 110,360.02	85	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1495	109140509	$ 223,702.68	85	30	ARM	191 BPS	to be assigned
1496	109140517	$ 127,592.24	95	37	ARM	191 BPS	to be assigned
1497	109140533	$ 108,589.10	95	37	fixed	131 BPS	to be assigned
1498	109140574	$ 53,008.30	90	34	ARM	191 BPS	to be assigned
1499	109140624	$ 81,580.24	85	30	ARM	191 BPS	to be assigned
1500	109140681	$ 185,978.19	95	37	ARM	191 BPS	to be assigned
1501	109140707	$ 91,360.32	100	40	ARM	191 BPS	to be assigned
1502	109140723	$ 106,477.20	85	30	ARM	191 BPS	to be assigned
1503	109140798	$ 249,601.82	85	30	ARM	191 BPS	to be assigned
1504	109140814	$ 94,395.25	90	34	ARM	191 BPS	to be assigned
1505	109140830	$ 130,762.66	90	34	ARM	191 BPS	to be assigned
1506	109140889	$ 160,327.16	95	37	ARM	191 BPS	to be assigned
1507	109140897	$ 147,722.01	85	30	ARM	191 BPS	to be assigned
1508	109140939	$ 96,755.73	95	37	ARM	191 BPS	to be assigned
1509	109141226	$ 125,796.86	84	29	ARM	191 BPS	to be assigned
1510	109141234	$ 381,552.02	90	34	ARM	191 BPS	to be assigned
1511	109141317	$ 179,699.78	95	37	ARM	191 BPS	to be assigned
1512	109141424	$ 68,331.49	90	34	ARM	191 BPS	to be assigned
1513	109141432	$ 479,209.24	85	30	ARM	191 BPS	to be assigned
1514	109141457	$ 256,976.79	90	34	ARM	191 BPS	to be assigned
1515	109141523	$ 246,972.53	90	34	ARM	191 BPS	to be assigned
1516	109141655	$ 296,510.71	80	26	ARM	191 BPS	to be assigned
1517	109141846	$ 232,616.14	90	34	ARM	191 BPS	to be assigned
1518	109141986	$ 145,663.11	90	34	ARM	191 BPS	to be assigned
1519	109142125	$ 294,123.11	95	37	ARM	191 BPS	to be assigned
1520	109142158	$ 153,668.55	95	37	ARM	191 BPS	to be assigned
1521	109142216	$ 390,972.87	90	34	ARM	191 BPS	to be assigned
1522	109142463	$ 122,265.50	89	33	ARM	191 BPS	to be assigned
1523	109142513	$ 67,927.73	85	30	ARM	191 BPS	to be assigned
1524	109142588	$ 138,395.67	90	34	ARM	191 BPS	to be assigned
1525	109142679	$ 171,630.12	90	34	ARM	191 BPS	to be assigned
1526	109142687	$ 99,314.73	85	30	ARM	191 BPS	to be assigned
1527	109142802	$ 149,381.67	85	30	fixed	131 BPS	to be assigned
1528	109142844	$ 115,953.66	85	30	ARM	191 BPS	to be assigned
1529	109142984	$ 104,846.76	88	32	ARM	191 BPS	to be assigned
1530	109143024	$ 267,303.62	85	30	ARM	191 BPS	to be assigned
1531	109143073	$ 399,315.98	90	34	ARM	191 BPS	to be assigned
1532	109143263	$ 214,468.18	100	40	fixed	131 BPS	to be assigned
1533	109143289	$ 424,426.60	85	30	ARM	191 BPS	to be assigned
1534	109143339	$ 228,336.00	90	34	ARM	191 BPS	to be assigned
1535	109143354	$ 257,020.57	90	34	ARM	191 BPS	to be assigned
1536	109143370	$ 197,699.24	90	34	ARM	191 BPS	to be assigned
1537	109143388	$ 274,964.72	90	34	ARM	191 BPS	to be assigned
1538	109143404	$ 189,693.69	90	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1539	109143537	$ 298,842.98	95	37	ARM	191 BPS	to be assigned
1540	109143560	$ 198,672.79	85	30	ARM	191 BPS	to be assigned
1541	109143586	$ 303,524.26	95	37	ARM	191 BPS	to be assigned
1542	109143628	$ 90,114.26	95	37	ARM	191 BPS	to be assigned
1543	109143669	$ 192,774.88	85	30	ARM	191 BPS	to be assigned
1544	109143750	$ 331,025.97	86	31	ARM	191 BPS	to be assigned
1545	109143826	$ 148,585.18	85	30	ARM	191 BPS	to be assigned
1546	109143891	$ 131,090.42	83	29	ARM	191 BPS	to be assigned
1547	109143958	$ 152,758.18	85	30	ARM	191 BPS	to be assigned
1548	109144006	$ 237,093.86	95	37	ARM	191 BPS	to be assigned
1549	109144014	$ 118,815.62	85	30	ARM	191 BPS	to be assigned
1550	109144048	$ 257,615.84	83	28	fixed	131 BPS	to be assigned
1551	109144097	$ 146,888.42	85	30	ARM	191 BPS	to be assigned
1552	109144196	$ 350,257.64	90	34	ARM	191 BPS	to be assigned
1553	109144402	$ 85,356.62	90	34	ARM	191 BPS	to be assigned
1554	109144469	$ 140,822.03	88	32	ARM	191 BPS	to be assigned
1555	109144493	$ 112,357.48	90	34	ARM	191 BPS	to be assigned
1556	109144501	$ 153,205.20	100	40	ARM	191 BPS	to be assigned
1557	109144535	$ 144,358.78	85	30	ARM	191 BPS	to be assigned
1558	109144543	$ 215,634.24	90	34	ARM	191 BPS	to be assigned
1559	109144568	$ 205,923.47	95	37	ARM	191 BPS	to be assigned
1560	109144618	$ 242,638.17	90	34	ARM	191 BPS	to be assigned
1561	109144709	$ 140,425.49	95	37	ARM	191 BPS	to be assigned
1562	109144733	$ 180,280.53	95	37	fixed	131 BPS	to be assigned
1563	109144758	$ 252,618.38	100	40	ARM	191 BPS	to be assigned
1564	109144782	$ 204,659.60	84	29	ARM	191 BPS	to be assigned
1565	109144790	$ 118,581.84	95	37	ARM	191 BPS	to be assigned
1566	109144832	$ 331,006.42	85	30	ARM	191 BPS	to be assigned
1567	109144857	$ 265,052.48	90	34	ARM	191 BPS	to be assigned
1568	109144964	$ 114,636.41	85	30	ARM	191 BPS	to be assigned
1569	109144980	$ 204,750.72	100	40	ARM	191 BPS	to be assigned
1570	109145102	$ 88,044.69	90	34	ARM	191 BPS	to be assigned
1571	109145110	$ 152,800.18	90	34	ARM	191 BPS	to be assigned
1572	109145136	$ 260,747.59	90	34	ARM	191 BPS	to be assigned
1573	109145151	$ 332,688.01	90	34	ARM	191 BPS	to be assigned
1574	109145201	$ 71,926.60	90	34	ARM	191 BPS	to be assigned
1575	109145227	$ 215,701.72	90	34	ARM	191 BPS	to be assigned
1576	109145235	$ 308,076.63	85	30	ARM	191 BPS	to be assigned
1577	109145334	$ 318,224.87	85	30	ARM	191 BPS	to be assigned
1578	109145490	$ 161,291.19	85	30	ARM	191 BPS	to be assigned
1579	109145540	$ 344,041.37	95	37	ARM	191 BPS	to be assigned
1580	109145557	$ 242,397.75	90	34	ARM	191 BPS	to be assigned
1581	109145599	$ 85,351.35	95	37	ARM	191 BPS	to be assigned
1582	109145615	$ 113,816.22	95	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1583	109145755	$ 116,645.88	90	34	ARM	191 BPS	to be assigned
1584	109145805	$ 219,627.44	85	30	ARM	191 BPS	to be assigned
1585	109145862	$ 183,981.74	95	37	ARM	191 BPS	to be assigned
1586	109145946	$ 220,151.44	90	34	ARM	191 BPS	to be assigned
1587	109146043	$ 117,424.89	81	26	fixed	131 BPS	to be assigned
1588	109146100	$ 184,222.54	86	31	ARM	191 BPS	to be assigned
1589	109146191	$ 211,452.19	95	37	ARM	191 BPS	to be assigned
1590	109146290	$ 143,841.75	90	34	ARM	191 BPS	to be assigned
1591	109146431	$ 192,280.19	90	34	ARM	191 BPS	to be assigned
1592	109146621	$ 88,381.52	93	36	ARM	191 BPS	to be assigned
1593	109146688	$ 175,500.59	95	37	ARM	191 BPS	to be assigned
1594	109146704	$ 314,434.43	90	34	ARM	191 BPS	to be assigned
1595	109146753	$ 101,862.38	85	30	ARM	191 BPS	to be assigned
1596	109146837	$ 237,108.74	95	37	ARM	191 BPS	to be assigned
1597	109147108	$ 263,198.27	90	34	ARM	191 BPS	to be assigned
1598	109147165	$ 234,657.02	81	26	fixed	131 BPS	to be assigned
1599	109147280	$ 273,757.47	90	34	ARM	191 BPS	to be assigned
1600	109147298	$ 140,070.50	85	30	ARM	191 BPS	to be assigned
1601	109147470	$ 271,480.95	85	30	ARM	191 BPS	to be assigned
1602	109147520	$ 313,861.41	85	30	ARM	191 BPS	to be assigned
1603	109147538	$ 212,198.47	85	30	ARM	191 BPS	to be assigned
1604	109147579	$ 241,730.08	95	37	fixed	131 BPS	to be assigned
1605	109147595	$ 258,636.71	90	34	ARM	191 BPS	to be assigned
1606	109147777	$ 270,196.67	95	37	ARM	191 BPS	to be assigned
1607	109147975	$ 152,775.48	90	34	ARM	191 BPS	to be assigned
1608	109148106	$ 164,729.25	80	26	fixed	131 BPS	to be assigned
1609	109148239	$ 207,712.76	85	30	ARM	191 BPS	to be assigned
1610	109148312	$ 92,939.20	90	34	ARM	191 BPS	to be assigned
1611	109148353	$ 150,788.29	83	29	ARM	191 BPS	to be assigned
1612	109148403	$ 269,469.26	90	34	ARM	191 BPS	to be assigned
1613	109148460	$ 164,452.30	90	34	ARM	191 BPS	to be assigned
1614	109148502	$ 153,781.90	89	33	ARM	191 BPS	to be assigned
1615	109148510	$ 289,493.42	85	30	ARM	191 BPS	to be assigned
1616	109148544	$ 241,823.44	95	37	ARM	191 BPS	to be assigned
1617	109148718	$ 139,809.57	90	34	ARM	191 BPS	to be assigned
1618	109148726	$ 180,278.26	95	37	ARM	191 BPS	to be assigned
1619	109148841	$ 156,187.26	85	30	ARM	191 BPS	to be assigned
1620	109148858	$ 275,545.30	84	29	fixed	131 BPS	to be assigned
1621	109148908	$ 179,232.72	100	40	ARM	191 BPS	to be assigned
1622	109148924	$ 142,757.10	90	34	ARM	191 BPS	to be assigned
1623	109148932	$ 192,712.62	88	32	ARM	191 BPS	to be assigned
1624	109148957	$ 257,040.41	90	34	ARM	191 BPS	to be assigned
1625	109148965	$ 328,874.70	85	30	ARM	191 BPS	to be assigned
1626	109149013	$ 135,138.60	85	30	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

Loan	Amount of		Amount of	Loan	Premium	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Type	Rate	Certificate Number

1627	109149047	$ 249,616.45	94	37	ARM	191 BPS	to be assigned
1628	109149112	$ 135,676.11	90	34	ARM	191 BPS	to be assigned
1629	109149187	$ 152,727.95	90	34	ARM	191 BPS	to be assigned
1630	109149195	$ 211,253.20	90	34	ARM	191 BPS	to be assigned
1631	109149203	$ 265,493.90	95	37	ARM	191 BPS	to be assigned
1632	109149278	$ 157,764.27	90	34	fixed	131 BPS	to be assigned
1633	109149401	$ 219,635.73	84	29	fixed	131 BPS	to be assigned
1634	109149435	$ 284,575.64	95	37	ARM	191 BPS	to be assigned
1635	109149559	$ 260,611.39	88	32	ARM	191 BPS	to be assigned
1636	109149658	$ 133,767.80	95	37	ARM	191 BPS	to be assigned
1637	109149690	$ 206,649.47	90	34	ARM	191 BPS	to be assigned
1638	109149724	$ 245,390.31	89	33	fixed	131 BPS	to be assigned
1639	109149765	$ 208,541.04	89	33	fixed	131 BPS	to be assigned
1640	109149773	$ 92,066.27	85	30	ARM	191 BPS	to be assigned
1641	109149872	$ 225,627.68	90	34	ARM	191 BPS	to be assigned
1642	109149914	$ 287,492.88	90	34	ARM	191 BPS	to be assigned
1643	109150219	$ 332,854.49	95	37	ARM	191 BPS	to be assigned
1644	109150318	$ 216,240.36	95	37	ARM	191 BPS	to be assigned
1645	109150326	$ 285,879.62	95	37	ARM	191 BPS	to be assigned
1646	109150334	$ 345,877.87	90	34	ARM	191 BPS	to be assigned
1647	109150383	$ 170,742.83	95	37	ARM	191 BPS	to be assigned
1648	109150425	$ 195,867.76	90	34	ARM	191 BPS	to be assigned
1649	109150607	$ 61,665.14	95	37	ARM	191 BPS	to be assigned
1650	109150649	$ 50,930.13	85	30	ARM	191 BPS	to be assigned
1651	109150698	$ 61,908.13	85	30	ARM	191 BPS	to be assigned
1652	109150730	$ 95,728.92	83	29	ARM	191 BPS	to be assigned
1653	109150763	$ 41,618.42	85	30	fixed	131 BPS	to be assigned
1654	109150813	$ 39,922.95	90	34	fixed	131 BPS	to be assigned
1655	109150821	$ 52,610.42	85	30	ARM	191 BPS	to be assigned
1656	109150953	$ 161,305.63	85	30	ARM	191 BPS	to be assigned
1657	109151027	$ 79,381.29	85	30	ARM	191 BPS	to be assigned
1658	109151191	$ 122,816.85	100	40	ARM	191 BPS	to be assigned
1659	109151266	$ 181,742.25	100	40	ARM	191 BPS	to be assigned
1660	109151282	$ 183,607.87	100	40	fixed	131 BPS	to be assigned
1661	109151308	$ 184,750.39	80	26	fixed	131 BPS	to be assigned
1662	109151423	$ 124,053.56	90	34	ARM	191 BPS	to be assigned
1663	109151449	$ 147,040.48	90	34	fixed	131 BPS	to be assigned